                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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      / /   Soliciting Material Pursuant to ss. 240.14a-12

                               The LGL Group, Inc.
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                (Name of Registrant as Specified in Its Charter)

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                               THE LGL GROUP, INC.
                          140 GREENWICH AVE, 4TH FLOOR
                          GREENWICH, CONNECTICUT 06830

                NOTICE OF THE 2007 ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD AUGUST 28, 2007

                                                                   July 17, 2007

To the Shareholders of The LGL Group, Inc.:

      NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of  Shareholders  (the
"2007  Annual  Meeting") of The LGL Group,  Inc.,  an Indiana  corporation  (the
"Corporation"),  will be held at The Greenwich Library,  101 West Putnam Avenue,
Greenwich,  Connecticut  on  Tuesday,  August  28,  2007,  at 9:30 a.m.  for the
following purposes:

      1.    To elect nine  directors  to serve until the 2008 Annual  Meeting of
            Shareholders  and  until  their  successors  are  duly  elected  and qualify;

      2.    To consider and approve a proposal to reincorporate  the Corporation in the State of Delaware;

      3.    To ratify  the  appointment  of J.H.  Cohn LLP as the  Corporation's independent  auditors for the fiscal year ending  December 31, 2007;
            and

      4.    To transact such other business as may properly come before the 2007
            Annual Meeting of Shareholders or any adjournments thereof.

      Information  relating  to the above  matters is set forth in the  attached
Proxy Statement.  As determined by the Board of Directors,  only shareholders of record at the close of business on July 2, 2007 are  entitled to receive  notice of, and to vote at, the 2007 Annual Meeting and any adjournments thereof.

      THE BOARD OF DIRECTORS  ENCOURAGES ALL  SHAREHOLDERS TO PERSONALLY  ATTEND
THE 2007 ANNUAL MEETING. YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF
SHARES  YOU OWN.  WHETHER  OR NOT YOU PLAN TO  ATTEND  THE  ANNUAL  MEETING,  WE
ENCOURAGE  YOU TO READ THIS PROXY  STATEMENT  AND SUBMIT  YOUR PROXY CARD IN THE
ENCLOSED  POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE IN ORDER TO INSURE THAT YOUR
SHARES OF COMMON  STOCK WILL BE  REPRESENTED  AT THE 2007 ANNUAL  MEETING.  YOUR
COOPERATION IS GREATLY APPRECIATED.

                                      By Order of the Board of Directors

                                      Steve Pegg
                                      SECRETARY

                               THE LGL GROUP, INC.
                         140 GREENWICH AVENUE, 4TH FLOOR
                          GREENWICH, CONNECTICUT 06830

                                 PROXY STATEMENT

      This Proxy  Statement  is  furnished  by the Board of Directors of The LGL
Group,  Inc. (the  "Corporation") in connection with the solicitation of proxies for use at the 2007 Annual Meeting of Shareholders  (the "2007 Annual  Meeting")
to be  held  at The  Greenwich  Library,  101  West  Putnam  Avenue,  Greenwich,
Connecticut  on Tuesday,  August 28,  2007,  at 9:30 a.m.  and any  adjournments thereof.  This Proxy Statement and the accompanying proxy are first being mailed to shareholders on or about July 17, 2007.

                     SUMMARY OF THE REINCORPORATION PROPOSAL

      The Board of Directors of the Corporation  proposes,  in Proposal 2 below, to  reincorporate  the  Corporation  in the State of  Delaware.  Currently,  the
Corporation  is  an  Indiana  corporation.   This  summary  highlights  selected
information  about the  reincorporation  proposal and may not contain all of the information that is important to you. To better  understand the  reincorporation
proposal   and  for  a  complete   description   of  the  legal   terms  of  the
reincorporation,  you should read this entire proxy statement carefully, as well as those additional documents to which we have referred you.

PRINCIPAL TERMS

      o     In order to reincorporate as a Delaware corporation, the Corporation will organize a Delaware  corporation and will own all of its stock.
            The  Corporation  will then merge into its new Delaware  subsidiary, and the Delaware  corporation  will be the corporation that survives
            the   merger   (the   "Reincorporation   Merger").   The   surviving
            corporation's   name  will  remain  "The  LGL  Group,   Inc."  ("LGL
            Delaware"). The form of Merger Agreement is included as EXHIBIT A to this Proxy Statement.

      o     LGL  Delaware  will  succeed to all of the  rights,  properties  and assets and assume all of the liabilities of the  Corporation,  which will cease to exist as a result of the  Reincorporation  Merger. The principal  offices,  business,  management and capitalization of LGL
            Delaware will be the same as those of the Corporation.

      o     Upon the  effectiveness  of the  Reincorporation  Merger,  every one share of the common stock of the  Corporation,  par value $0.01 (the
            "Common Stock"),  will  automatically be converted into one share of common stock of LGL Delaware. The existing stock certificates of the
            Corporation will serve as valid stock  certificates for LGL Delaware until replaced.

      o     As an  Indiana  corporation,  the  Corporation  is  governed  by the
            Indiana  Business  Corporation  Law  ("IBCL")  and its  Articles  of
            Incorporation  ("Present  Articles  of  Incorporation")  and By-Laws
            ("Present  By-Laws").  Following  the  Reincorporation  Merger,  LGL
            Delaware will be governed by the Delaware  General  Corporation  Law
            ("DGCL") and the terms of its  Certificate  of  Incorporation  ("New

            Certificate  of  Incorporation")  and its By-Laws  ("New  By-Laws"),
            which are attached hereto as EXHIBIT B and EXHIBIT C,  respectively.
            Because  there  are  differences  between  the DGCL and the IBCL and
            corresponding   differences   between   the   Present   Articles  of
            Incorporation and Present By-Laws as compared to the New Certificate of Incorporation and New By-Laws,  the  Reincorporation  Merger will result in some  differences  in the  rights of  stockholders.  These differences are discussed below.

      o     Although  your  rights  as a  stockholder  of LGL  Delaware  will be governed by the laws of the State of Delaware,  the New  Certificate
            of   Incorporation   and  New  By-Laws  of  LGL  Delaware   will  be
            substantially  the same as the Present Articles of Incorporation and
            Present By-Laws of the Corporation.

      o     If the  Reincorporation  Merger is  approved,  the  directors of the
            Corporation  elected at the 2007  Annual  Meeting  will  continue to serve as directors of LGL Delaware.

RECOMMENDATION OF THE CORPORATION'S BOARD

      o     The  Board  of  Directors  has  unanimously  approved  the  proposed reincorporation  of the Corporation in the State of Delaware and has
            determined that the  reincorporation is in the best interests of the
            Corporation's  shareholders.  The  Board  of  Directors  unanimously recommends that you vote FOR the reincorporation proposal.

VOTE REQUIRED/CONDITIONS

      o     No action may be taken on any matter to be acted upon at the meeting unless a quorum is present  with  respect to that  matter.  For each matter  to be acted  upon at the  meeting,  a quorum  consists  of a majority  of the votes  entitled  to be cast by the  holders  of all shares  of  Common  Stock  outstanding  on the  Record  Date for the meeting. The proposed reincorporation must be approved by a majority of the outstanding shares of Common Stock.

      o     Notwithstanding  the  above,  before  the  reincorporation   becomes
            effective,  the  Board of  Directors  may  decide  not to cause  the reincorporation  to occur if, for any reason, the Board of Directors determines  that  the  reincorporation  is no  longer  in  the  best interests of the Corporation.

FINANCIAL CONDITION OF LGL DELAWARE

      o     Prior  to  the  consummation  of  the  Reincorporation  Merger,  LGL
            Delaware will have no material assets and no business operations and will be formed solely for the purpose of the reincorporation.

      o     Upon consummation of the  Reincorporation  Merger, LGL Delaware will succeed to all of the rights,  properties  and assets and assume all of the  liabilities of the  Corporation by operation of law, and its
            financial   statements  will  be  substantially   identical  to  the
            Corporation's financial statements,  the only difference being those appropriate to reflect the Corporation's new corporate identity.

DISSENTERS' RIGHTS NOT AVAILABLE

      o     Dissenters' rights will not be available to shareholders who dissent from the Reincorporation Merger.

                               GENERAL INFORMATION

HOW TO VOTE

      o     No action may be taken on any matter to be acted upon at the meeting unless a quorum is present  with  respect to that  matter.  For each matter  to be acted  upon at the  meeting,  a quorum  consists  of a majority  of the votes  entitled  to be cast by the  holders  of all shares  of  Common  Stock  outstanding  on the  Record  Date for the meeting.

      o     Shares held directly in your name as the "Shareholder of Record" may be voted in person at the 2007 Annual  Meeting.  If you choose to do so, please bring the enclosed proxy card or proof of identification.
            Even if you  currently  plan to attend the 2007 Annual  Meeting,  we recommend that you submit your proxy as described below so that your vote will be counted if you later  decide not to attend the meeting.
            Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

      o     Whether you hold shares  directly  as the  shareholder  of record or beneficially  in street  name,  you may  direct  your  vote  without attending  the  meeting.  You may vote by  granting  a proxy or, for shares held in street name, by  submitting  voting  instructions  to your broker or nominee. Please refer to the instructions included on your  proxy  card or, for  shares  held in street  name,  the voting instruction card included by your broker or nominee.

      o     Only shareholders of record at the close of business on July 2, 2007 are entitled to notice of, and to vote at, the 2007 Annual  Meeting.
            As of the close of business on such date, 2,154,702 shares of Common
            Stock were  outstanding  and eligible to be voted by their  holders.
            Each share of Common  Stock is  entitled  to one vote on each matter submitted to shareholders.  Where specific instructions are given in the  proxy,  the  proxy  will  be  voted  in  accordance  with  such instructions.  If no such  instructions are given, the proxy will be voted FOR the nominees for director  named below,  FOR approval of a

            change  of  the  Corporation's  state  of  incorporation,   and  FOR
            ratification  of the  appointment of the  Corporation's  independent auditors  and in the  discretion  of the proxies with respect to any other  matter  that is  properly  brought  before  the  2007  Annual
            Meeting.

      o     Under the laws of  Indiana  (the  Corporation's  current  domicile), abstentions  and broker  non-votes  are not counted for  purposes of determining  whether  a  proposal  has  been  approved,  but will be counted for purposes of determining  whether a quorum is present.  A broker non-vote occurs when a bank,  broker or other nominee holding shares for a beneficial  owner does not receive voting  instructions from the  beneficial  owner on a  particular  matter and the nominee cannot vote the shares under American Stock Exchange ("AMEX") rules.

REVOKING YOUR PROXY

      o     You may revoke your proxy at any time before it is voted at the 2007
            Annual  Meeting by any one of the following  actions:  (1) executing and  returning  a proxy  bearing a later  date to the  Corporation's
            Secretary at the Corporation's  principal offices; (2) giving notice of  such  revocation  to  the  Corporation's  Secretary;  or  (3) by attending the 2007 Annual Meeting and voting in person.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following  table sets forth, as of July 2, 2007,  certain  information with respect to all persons known to the  Corporation to own  beneficially  more than 5% of the  Common  Stock,  which is the only  class of voting  stock of the
Corporation  outstanding.  The table also sets forth information with respect to the Common Stock beneficially owned by each of the Directors and named executive officers and by all Directors and executive  officers as a group.  The number of shares  beneficially  owned is  determined  under  rules of the  Securities  and
Exchange Commission (the "SEC"). Under such rules, beneficial ownership includes any shares as to which a person has sole or shared voting or investment power or any shares that such person can acquire within 60 days (e.g.,  through  exercise of stock options or conversion of  securities).  Except as otherwise  indicated, the shareholders  listed in the table have sole voting and investment power with respect to the Common Stock indicated. The following information is reflected in filings with the SEC.

                                                        Amount and
                                                        Nature of
Name and Address of                                     Beneficial       Percent of
Beneficial Owner (1)                                    Ownership         Class (2)
--------------------                                    ---------         ---------

Marc Gabelli..........................................  528,383(3)          24.5%
Mario J. Gabelli......................................  366,874(4)          17.0%
Bulldog Investors, Phillip Goldstein and Andrew Dakos   143,199(5)           6.6%
Jeremiah M. Healy.....................................   10,000(6)            *
Steve Pegg............................................   10,000(7)            *
Robert R. Zylstra ....................................   10,400(8)            *
E. Val Cerutti........................................    1,445(9)            *
Peter DaPuzzo.........................................    9,000               *
Timothy Foufas........................................        0               *
Avrum Gray............................................   13,385(10)           *
Patrick J. Guarino....................................    2,000               *
Kuni Nakamura.........................................    1,000(11)           *
Anthony R. Pustorino..................................    3,004               *
Javier Romero.........................................        0               *
All Directors and executive officers as a
group (12 in total)...................................  588,617(12)         27.3%

--------
* Represents holdings of less than 1%

(1)   Unless otherwise indicated,  the address of each holder of more than 5% of the Common Stock is 401 Theodore Fremd Ave., Rye, New York 10580-1430.

(2)   The applicable  percentage of ownership for each beneficial owner is based on 2,154,702 shares of Common Stock outstanding as of July 2, 2007. Shares of Common  Stock  issuable  upon  exercise of  options,  warrants or other rights  beneficially  owned that are exercisable within 60 days are deemed outstanding  for the purpose of computing the percentage  ownership of the person holding such  securities and rights but are not deemed  outstanding for computing the percentage ownership of any other person.

(3)   Includes (i) 1,504  shares of Common Stock owned  directly by Marc Gabelli and (ii)  506,879  shares  beneficially  owned by Venator Fund and Venator
      Global,  LLC  ("Venator  Global")  and  20,000  shares  issuable  upon the exercise of options held by Marc  Gabelli at a $13.173 per share  exercise price.  Venator Global, which is the sole general partner of Venator Fund,
      is  deemed  to  have   beneficial   ownership  of  the  securities   owned
      beneficially  by Venator  Fund.  Marc Gabelli is the  President of Venator
      Global.

(4)   Includes  (i) 244,396  shares of Common  Stock owned  directly by Mario J.
      Gabelli  (including  8,903 held for the benefit of Mario J. Gabelli  under the Lynch Interactive  Corporation 401(k) Savings Plan); (ii) 1,203 shares owned by a charitable  foundation  of which Mario J. Gabelli is a trustee;
      (iii)  96,756  shares  owned by a limited  partnership  in which  Mario J.
      Gabelli is the general  partner and has an  approximate  5% interest;  and
      (iv) 24,519 shares owned by Lynch Interactive Corporation,  of which Mario
      J. Gabelli is Chairman and the beneficial  officer of approximately 24% of the  outstanding  common  stock.  Mario J.  Gabelli  disclaims  beneficial ownership  of the shares  owned by such  charitable  foundation,  by Lynch
      Interactive  Corporation  and by such limited  partnership,  except to the extent of his 5% interest in such limited partnership.

(5)   Based solely on information  contained in a report on Schedule 13D/A filed with the SEC on June 5, 2007 by Bulldog  Investors,  Phillip Goldstein and
      Andrew  Dakos.  Mr.  Goldstein and Mr. Dakos are  investment  advisors and principals  of Bulldog  Investors.  The address of Bulldog  Investors  and
      Phillip  Goldstein  is 60 Heritage  Drive,  Pleasantville,  NY 10570.  The
      address of Andrew  Dakos is Park 80 West,  Plaza  Two,  Saddle  Brook,  NJ
      07663.

(6)   Represents   10,000   shares  of   restricted   stock  granted  under  the
      Corporation's 2001 Equity Incentive Plan.

(7)   Represents   10,000   shares  of   restricted   stock  granted  under  the
      Corporation's 2001 Equity Incentive Plan.

(8)   Includes  (i)  10,000  shares  of  restricted   stock  granted  under  the
      Corporation's 2001 Equity Incentive Plan and (ii) 400 shares jointly owned with Mr. Zylstra's wife, with whom he shares voting and investment power.

(9)   1,445  shares are  jointly  owned with Mr.  Cerutti's  wife,  with whom he shares voting and investment power.

(10)  Includes (i) 5,114  shares  owned by Mr. Gray;  (ii) 751 shares owned by a partnership of which Mr. Gray is the general  partner;  (iii) 2,407 shares owned by a partnership  of which Mr. Gray is one of the general  partners;
      (iv) 2,105 shares owned by Mr. Gray's wife;  and (v) 3,008 shares owned by a partnership of which Mr. Gray's wife is one of the general partners.

(11)  These  shares are jointly  owned with Mr.  Nakamura's  wife,  with whom he shares voting and investment power.

(12)  Includes an aggregate of 20,000  shares  issuable upon exercise of options held by all Directors and executive officers as a group.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      Nine directors are to be elected at the 2007 Annual Meeting to serve until the 2008 Annual Meeting and until their successors are duly elected and qualify.
Except where  authority to vote for directors has been withheld,  it is intended that the proxies received  pursuant to this  solicitation  will be voted FOR the nominees named below. If for any reason any nominee does not stand for election, such proxies  will be voted in favor of the  remainder of those named and may be voted for  substitute  nominees in place of those who do not stand.  Management, however,  has no reason to expect that any of the nominees will be not stand for election.  The election of directors  shall be  determined by a plurality of the votes cast.

      The by-laws of the  Corporation  provide that the Board of Directors shall consist  of no fewer  than  five and no more than 13  members.  Each of the nine nominees  currently  serves  as a  director  of  the  Corporation.  Biographical summaries and ages of the nominees as of July 2, 2007 are set forth below.  Data with respect to the number of shares of Common Stock  beneficially owned by each of the  nominees is set forth under the caption  "Security  Ownership of Certain
Beneficial  Owners  and  Management"  herein.  All  such  information  has  been furnished to the Corporation by the nominees.

                                           Offices and Positions Held With the
                                          Corporation, Business Experience and
                             Served as     Principal Occupation for Last Five
                              Director     Years, and Directorships in Public
Name                    Age     From     Corporations and Investment Companies
----                    ---     ----     -------------------------------------

Marc Gabelli            39      2003    Chairman of the  Corporation  (September
                                        2004  to  present);   Managing  director
                                        (1996 to 2004)  and  President  (2004 to
                                        present),    GGCP,   Inc.,   a   private
                                        corporation  that makes  investments for
                                        its own account  and the parent  company
                                        of GAMCO Investors,  Inc., a NYSE listed
                                        provider of financial advisory services;
                                        President of Gemini  Capital  Management
                                        LLC; President of the general partner of
                                        Venator Merchant Fund, LP.

E. Val Cerutti          66      1990    Business  Consultant  (1992 to present);
                                        Consulting   Vice   Chairman   (2006  to
                                        present)   and   President   and   Chief
                                        Operating   Officer   (1975  to   1992),
                                        Stella   D'Oro   Biscuit   Co.,    Inc.,
                                        producer  of bakery  products;  Director
                                        or    Trustee    of   four    registered
                                        investment   companies  included  within
                                        the Gabelli  Funds  Mutual Fund  Complex

                                       10

                                        (1990 to present);  Director,  Approach,
                                        Inc. (1999 to 2005),  a private  company
                                        providing computer consulting  services;
                                        former  Chairman  of Board of  Trustees,
                                        Fordham Preparatory School.

Peter DaPuzzo           67      2006    Retired;   Senior   Managing   Director,
                                        Cantor    Fitzgerald    LP    (2002   to
                                        2005); Co-President   and  CEO,   Cantor
                                        Fitzgerald   and  Company,   the  equity
                                        institutional    sales    and    trading
                                        division of Cantor  Fitzgerald  LP (1993
                                        to 2002); former  Chairman, the National
                                        Organization        of        Investment
                                        Professionals,  a professional  group of
                                        institutional  and broker  dealer senior
                                        managers;   member,   the   Presidential
                                        Advisory  Committee to the  President of
                                        Security  Traders   Association  of  New
                                        York;  member  and  past  Chairman,  the
                                        Securities   Industry    Association   -
                                        Institutional Traders  Committee; member
                                        of the  Advisory  Committee to the Board
                                        of   Directors,   the  Shelter  for  the
                                        Homeless in Stamford,  CT;  member,  the
                                        National    Italian-American    Business
                                        Council;     member,    the    Greenwich
                                        Roundtable.

Timothy Foufas          38      2007    Managing  Partner,  Plato  Foufas  & Co.
                                        (2005 to present),  a financial services
                                        company;  President,  Levalon Properties
                                        (2007  to   present),   a  real   estate
                                        property  management   company;   Senior
                                        Vice President,  Bayshore Management Co.
                                        (2005    to    2006);     Director    of
                                        Investments,   Liam  Ventures  (2000  to
                                        2005), a private equity investment firm.

Avrum Gray              71      1999    Chairman  and Chief  Executive  Officer,
                                        G-Bar    Limited     Partnership     and
                                        affiliates     (1982    to     present),
                                        proprietary  computer  based  derivative
                                        arbitrage  trading  companies;  Chairman
                                        of  the  Board,  Lynch  Systems,   Inc.,
                                        (1997 to 2001);  Director,  Nashua Corp.
                                        (2001  to  present),   a  NASDAQ  listed
                                        manufacturer   of  paper   products  and
                                        labels;  Director,  SL Industries,  Inc.
                                        (2001 to  present),  an  American  Stock
                                        Exchange  listed  manufacturer  of power
                                        and data quality  equipment and systems;
                                        Director,  Material Sciences Corporation
                                        (2003  to   present),   a  NYSE   listed
                                        provider  of  material-based   solutions
                                        for electronic,  acoustical, thermal and
                                        coated  metal  applications;   Director,
                                        Lynch  Interactive  Corporation (2006 to
                                        present),  an  operator  of  independent
                                        telephone   companies   and   television
                                        stations;  member, Illinois Institute of
                                        Technology    Financial    Markets   and
                                        Trading  Advisory Board;  former member,
                                        Illinois  Institute of Technology  Board
                                        of   Overseers   MBA   Program;   former

                                       11

                                        Chairman,       Chicago       Presidents
                                        Organization;  former  Chairman  of  the
                                        Board  of  Trustees,   Spertus  College;
                                        former  Presidential  Appointee  to  The
                                        U.S. Dept. of Commerce ISAC 16.

Patrick J. Guarino      64      2006    Business  Consultant  (2005 to present);
                                        Managing  Partner of  Independent  Board
                                        Advisory  Services,  LLC (2002 to 2005),
                                        a corporate governance  consulting firm;
                                        Executive   Vice   President,   Ultramar
                                        Diamond  Shamrock  Corporation  (1996 to
                                        2000),    a    NYSE,     Fortune    200,
                                        international   petroleum  refining  and
                                        marketing    company;     Senior    Vice
                                        President and General Counsel,  Ultramar
                                        Corporation   (1992  to  1996)  a  NYSE,
                                        Fortune  200,  international   petroleum
                                        and  marketing   company;   Senior  Vice
                                        President   and   General   Counsel   of
                                        Ultramar PLC,  (1986 to 1992),  a London
                                        Stock  Exchange  listed   international,
                                        integrated oil company.

Kuni Nakamura           38      2007    President,  Advanced Polymer, Inc. (1990
                                        to present),  a privately  held chemical
                                        manufacturer and distributor.

Anthony R. Pustorino,   81      2002    Retired;    Professor   Emeritus,   Pace
CPA                                     University (2001 to present);  Professor
                                        of Accounting,  Pace University (1965 to
                                        2001);    former   Assistant   Chairman,
                                        Accounting Department,  Pace University;
                                        President  and  Shareholder,  Pustorino,
                                        Puglisi  &  Co.,  P.C.,  CPAs  (1961  to
                                        1989);  Instructor,  Fordham  University
                                        (1961-1965);    Assistant    Controller,
                                        Olivetti-Underwood  Corporation (1957 to
                                        1961);  CPA, Peat,  Marwick,  Mitchell &
                                        Co.,   CPAs   (1953  to  1957);   former
                                        Chairman,  Board of Directors,  New York
                                        State  Board  for  Public   Accountancy;
                                        former Chairman,  CPA Examination Review
                                        Board of National  Association  of State
                                        Boards of  Accountancy;  former  member,
                                        Council   of   American   Institute   of
                                        Certified  Public  Accountants;   former
                                        Vice President,  Treasurer, Director and
                                        member,  Executive Committee of New York
                                        State   Society  of   Certified   Public
                                        Accountants; current Director or Trustee
                                        of   fourteen   registered    investment
                                        companies  included  within the  Gabelli
                                        Funds Mutual Fund Complex.

Javier Romero           34      2007    Head of  Corporate  Finance  &  Strategy
                                        practice  (2000 to  present),  Arthur D.
                                        Little,      a     consulting      firm;
                                        International  Consultant  for the World
                                        Bank in  Washington  DC (1999 to  2000);
                                        attorney,   Arthur  Andersen  Law  Firm,
                                        based  in  Spain  and   specializing  in
                                        corporate law (1996 to 1998).

                                       12

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

      For the fiscal year ended  December 31, 2006,  there were no  transactions that  were  required  to be  described  under  Item  404(a)  of  Regulation  S-K promulgated by the SEC. All transactions  between the Corporation and any of its
officers,   directors,   director  nominees,  principal  stockholders  or  their
immediate family members are to be approved by a majority of its independent and disinterested  directors, and are to be on terms no less favorable to it than it could obtain from unaffiliated third parties. Such policy and procedures are set forth in a resolution of the Board of Directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's directors,  executive officers and holders of more than 10% of the Corporation's Common Stock to file with the SEC and the AMEX initial reports of ownership  and reports of changes in the  ownership of Common Stock and other equity  securities of the Corporation.  Such persons are required to furnish the
Corporation with copies of all Section 16(a) filings.

      Based  solely  upon a review of the copies of the forms  furnished  to the
Corporation,  the Corporation  believes that its officers and directors complied with all applicable filing  requirements  during the 2006 fiscal year, except as noted below:

      On January 23, 2006,  Anthony R. Pustorino filed a Statement of Changes in
Beneficial  Ownership  of  Securities  on Form 4 covering one  transaction  that occurred on January 12, 2006.

      On May 1, 2006,  Eugene C. Hynes filed an Annual  Statement  of Changes in
Beneficial  Ownership  of  Securities  on Form 5 covering one stock option grant that occurred on May 26, 2005.

      On May 1,  2006,  Marc  Gabelli  filed an Annual  Statement  of Changes in
Beneficial  Ownership  of  Securities  on Form 5 covering one stock option grant that occurred on May 26, 2005.

      On May 1, 2006,  John C. Ferrara  filed an Annual  Statement of Changes in
Beneficial  Ownership  of  Securities  on Form 5 covering one stock option grant that occurred on May 26, 2005.

VOTES REQUIRED

      Each director  receiving a plurality of affirmative votes will be elected.
You may  withhold  votes  from any or all  nominees.  Except  for the votes that shareholders of record  withhold from any or all nominees,  the persons named in the proxy card will vote such proxy FOR the nominees.

                                       13

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE  BOARD OF  DIRECTORS  RECOMMENDS  A VOTE  "FOR"  THE  ELECTION  OF ITS
NOMINEES FOR THE BOARD OF  DIRECTORS  TO SERVE UNTIL THE 2008 ANNUAL  MEETING OF
SHAREHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFY.

                                       14

                              CORPORATE GOVERNANCE

      The  Board of  Directors  met on four  occasions  during  the  year  ended
December 31, 2006. Each of the directors  attended at least 75% of the aggregate of (i) the total number of meetings of the Board of  Directors  (held during the period for which he was a director);  and (ii) the total number of meetings held by all  committees  of the Board of  Directors  on which he served  (during  the periods that he served).  All five  members of the Board of Directors  nominated for reelection at last year's annual meeting of the  Corporation's  shareholders attended  such  meeting.  The  Board of  Directors  has  three  committees,  the principal duties of which are described below.

      AUDIT COMMITTEE:  The members of the Audit Committee are Messrs. Pustorino
(Chairman),  Cerutti,  DaPuzzo and Gray.  The Board of Directors has  determined that all audit committee members are financially  literate and independent under the current listing  standards of the AMEX. Mr. Pustorino serves as Chairman and qualifies as an "audit committee financial expert." The Audit Committee met four times during 2006. The Audit Committee  operates in accordance with its charter, which is available  on our website at  WWW.LGLGROUP.COM.  The charter  gives the
Audit Committee the authority and responsibility for the appointment, retention, compensation and oversight of our independent auditors,  including  pre-approval of all audit and non-audit services to be performed by our independent auditors.
The Audit Committee also reviews the  independence of the independent  auditors, reviews  with  management  and the  independent  auditors  the annual  financial statements  prior  to their  filing  with the SEC,  reviews  the  report  by the independent auditors regarding management procedures and policies and determines whether  the  independent  auditors  have  received  satisfactory  access to the
Corporation's  financial records and full cooperation of corporate  personnel in connection with their audit of the  Corporation's  records.  The Audit Committee also  reviews the  Corporation's  financial  reporting  process on behalf of the
Board of Directors, reviews the financial information issued to shareholders and others,  including a discussion of the quality,  not just the acceptability,  of the accounting principles;  the reasonableness of significant judgments; and the clarity of discussions in the financial statements,  and monitors the systems of internal  control and the audit process.  Management has primary  responsibility for the financial statements and the reporting process. See "Report of the Audit
Committee" herein.

      COMPENSATION  COMMITTEE:  The members of the  Compensation  Committee  are
Messrs.  Guarino  (Chairman),  Cerutti,  DaPuzzo  and Gray.  All  members of the
Compensation  Committee are  "independent"  in accordance  with AMEX rules.  The
Compensation  Committee met two times during 2006. The  responsibilities  of the
Compensation  Committee  are to review and  approve  compensation  and  benefits policies  and  objectives,  determine  whether the  Corporation's  officers  and directors are  compensated in accordance  with these policies and objectives and carry out the Board of Directors'  responsibilities  relating to compensation of the Corporation's executives. The Compensation Committee Charter is available at
WWW.LGLGROUP.COM.

      NOMINATING COMMITTEE:  The members of the Nominating Committee are Messrs.
DaPuzzo (Chairman),  Gray and Pustorino. All members of the Nominating Committee are  "independent" in accordance with the AMEX rules.  The Nominating  Committee met one time during 2006. The  responsibilities of the Nominating  Committee are to identify individuals qualified to become Board members and recommend that the

                                       15

Board select  director  nominees for the annual  meetings of  shareholders.  The
Nominating Committee Charter is available at WWW.LGLGROUP.COM.

      In  evaluating  and  determining  whether to  nominate a  candidate  for a position on the Board of Directors,  the Nominating Committee utilizes a variety of methods and considers  criteria such as high professional  ethics and values,
relevant  management  and/or  manufacturing   experience  and  a  commitment  to
enhancing  shareholder value.  Candidates may be brought to the attention of the
Nominating Committee by current Board members,  shareholders,  officers or other persons.  The Nominating Committee will review all candidates in the same manner regardless of the source of the recommendation.

      The Nominating  Committee also considers  shareholder  recommendations for
director   nominees  that  are  properly   received  in   accordance   with  the
Corporation's  By-Laws and applicable rules and regulations of the SEC. In order to validly  nominate a  candidate  for  election  or  reelection  as a director, shareholders  must give  timely  notice of such  nomination  in  writing  to the
Corporate Secretary and include, as to each person whom the shareholder proposes to  nominate,  all  information  relating  to such person that is required to be disclosed in  solicitations  of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities  Exchange Act of 1934, as amended,  and the rules and regulations thereunder  (including such person's written consent to being named in the proxy statement  as a nominee  and to  serving  as a director  if  elected).  For more information on director candidate nominations by shareholders,  see "Shareholder
Proposals" herein.

      Shareholders  may communicate  with the Board of Directors,  including the non-management  directors,  by  sending  an e-mail to  SPEGG@LGLGROUP.COM  or by sending  a  letter  to The LGL  Group,  Inc.,  140  Greenwich  Ave,  4th  Floor,
Greenwich,  Connecticut 06830,  attention:  Corporate  Secretary.  The Corporate
Secretary will submit such correspondence to the Chairman of the Board or to any specific director to whom the correspondence is directed.

      CODE OF ETHICS:  The  Corporation  has adopted a code of ethics as part of its Amended and Restated Business Conduct Policy, which applies to all employees of the Corporation  including its principal executive,  financial and accounting officers.  The Amended and  Restated  Business  Conduct  Policy is  available at
WWW.LGLGROUP.COM.

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee has reviewed and discussed the consolidated  financial statements for the fiscal year ended December 31, 2006 with both  management and
Ernst & Young LLP, the  Corporation's  independent  auditors for the fiscal year ended December 31, 2006. In its  discussion,  management has  represented to the
Audit Committee that the Corporation's consolidated financial statements for the fiscal year ended  December 31, 2006 were prepared in accordance  with generally accepted accounting principles.

      The Audit Committee meets with our independent auditors,  with and without
management  present,   to  discuss  the  results  of  their  examinations,   the
evaluations of the  Corporation's  internal  controls and the overall quality of

                                       16

the Corporation's  financial  reporting.  The Audit Committee discussed with the independent  auditors,  matters  required to be  discussed  by  Codification  of
Statements on Auditing Standards No. 61 (Communication with Audit Committees).

      The Corporation's  independent auditors also provided to the Committee the written  disclosures  and the letter  required by  Independence  Standards Board
Standard No. 1 (Independence  Discussions with Audit Committees),  and the Audit
Committee  has   considered   and  discussed  with  Ernst  &  Young  the  firm's
independence  and the  compatibility of the non-audit  services  provided by the firm with its independence.

      Based on the Audit Committee's review of the audited financial  statements and the various  discussions  noted above, the Audit Committee  recommended that the Board of Directors include the audited consolidated  financial statements in the  Corporation's  Annual  Report on Form 10-K for the year ended  December 31,
2006, and the Board has approved this recommendation.

                                 AUDIT COMMITTEE

                                 Anthony R. Pustorino (Chairman)
                                 E. Val Cerutti
                                 Peter DaPuzzo
                                 Avrum Gray

                             EXECUTIVE COMPENSATION

                      COMPENSATION DISCUSSION AND ANALYSIS

OVERVIEW

      The  Compensation  Committee of the Board of Directors is responsible  for developing and determining the Corporation's executive compensation policies and administering the Corporation's executive compensation plans. Additionally,  the
Compensation  Committee  determines the  compensation  to be paid to each of the
principal   executive  officer  and  the  principal  financial  officer  of  the
Corporation  (such  executives  who served during the fiscal year ended December
31, 2006 are hereinafter referred to as "named executive officers"),  as well as other key employees.

COMPENSATION PHILOSOPHY AND OBJECTIVES

      The  Compensation   Committee  considers  the  ultimate  objective  of  an
executive  compensation  program to be the  creation of  stockholder  value.  An effective executive  compensation program pursues this objective by (i) aligning each executive  officer's interests with those of stockholders by rewarding each executive officer based on the  Corporation's  performance and (ii) ensuring the
Corporation's  continued  ability to hire and retain  superior  employees in key positions  by insuring  that  compensation  provided to such  employees  remains
competitive   with   the   compensation   paid   to   employees   with   similar
responsibilities  and  experience  working for  companies  of  comparable  size, capitalization,  and complexity. The Compensation Committee designs compensation

                                       17

packages for named  executive  officers  that include both cash and  stock-based compensation  (some of the latter  vesting  over  time) tied to an  individual's
experience  and  performance  and  the  Corporation's   achievement  of  certain
short-term and long-term goals.

DETERMINATION OF COMPENSATION AWARDS

      The  Compensation  Committee  has the primary  authority to determine  the compensation  awards  available to the named  executive  officers other than the
Corporation's  Chief  Executive  Officer  (with  respect  to  whom  it has  sole authority).  To assist the Compensation Committee in making such determinations, the Chief Executive Officer conducts an annual  performance  review with each of the named  executive  officers  in which each such  officer  provides  the Chief
Executive Officer with input about his or her contributions to the Corporation's business during the given fiscal year. Subsequently, the Chief Executive Officer provides  compensation  recommendations to the Compensation  Committee regarding each of such officers.

      The  Compensation  Committee  conducts  an  annual  review  of  the  Chief
Executive Officer's  performance prior to making its determination.  During this review, the Compensation  Committee  considers the Corporation's  performance in the following  categories:  the performance of the Common Stock, the achievement of agreed upon objectives such as cost reductions and other business performance improvements.

COMPENSATION BENCHMARKING AND PEER GROUP

      The Corporation  has not retained a compensation  consultant to review its policies and procedures with respect to the  compensation of the named executive officers.  The Compensation  Committee  benchmarks the compensation of the named executive officers against the median compensation paid by comparable  companies in both related and unrelated  industries such as Frequency  Electronics,  Inc.,
Valpey Fisher Corp.,  American Technical Ceramics Corp., ARC Wireless Solutions,
Inc., and RF Monolithics, Inc. To that end, the Compensation Committee conducted a benchmark review of the aggregate level of compensation of the named executive officers as well as the mix of elements used to compensate  the named  executive
officers,   taking  into  account   input  from   independent   members  of  the
Corporation's  Board of Directors  and publicly  available  data relating to the compensation  practices  and  policies  of  other  comparable  companies.  While benchmarking may not always be appropriate as a stand-alone tool for setting the
compensation  of  the  named  executive   officers  due  to  the   Corporation's
potentially unique aspects and objectives,  the Compensation Committee generally
believes  that  gathering   such   information  is  an  important  part  of  the
Compensation Committee's decision-making process.

      The Compensation Committee recognizes that in order to attract, retain and motivate the named executive officers,  the Compensation Committee may determine that it is in the  Corporation's  best interest to negotiate total  compensation packages that deviate from the  Compensation  Committee's  general  principal of benchmarking the compensation of the named executive officers.

                                       18

ELEMENTS OF COMPENSATION

      BASE SALARY

      Base salary  levels for the  Corporation's  named  executive  officers are designed to be competitive with those of employees with similar responsibilities working for companies of comparable  size,  capitalization  and  complexity.  In determining  base salaries,  the  Compensation  Committee takes into account the named executive officer's experience and performance, as well as the salaries of similarly positioned  executives within the Corporation and general compensation levels in the region in which the named executive officer is based.

      ANNUAL PERFORMANCE-BASED CASH INCENTIVE BONUS

      The  Corporation's  bonus plan is  designed  to award the named  executive officers annually based on objective  measures of the Corporation's  performance
and  subjective  evaluations  of  the  individual's  performance.   Examples  of
individual  evaluation elements are: division EBIT, inventory reduction and days sales outstanding management,  shipment to plan, cycle time reduction,  customer lead-times and outgoing  quality,  growth in military and aerospace  revenue and gross margins.

      In general, the plan provides for an annual bonus pool equal to 20% of the excess of the  consolidated  pre-tax profits of the Corporation for the calendar year over 25% of the Corporation's  shareholders equity at the beginning of such year. The Compensation Committee, in its discretion, may take other factors into consideration when determining the size of the bonus pool and individual awards, such as the  Corporation's  progress toward the achievement of strategic  goals.
The  breakdown of the bonus pool is not based on a formula,  but on factors such as the relative importance of a named executive officer's area of responsibility and contributions to the Corporation's earnings.

      DISCRETIONARY LONG-TERM EQUITY INCENTIVE AWARDS

      The named executive officers are also eligible for stock option grants and restricted  stock  awards.  Such stock  options and shares of  restricted  stock generally  vest over a period of two years in order to provide an incentive  for continued employment.  Stock options generally expire 10 years after the date of the grant and are awarded with their exercise price set at the fair market value of the underlying stock on the date of grant.

      The Compensation Committee uses various factors to determine the amount of stock  options  and  restricted  stock  it will  award to each  named  executive officer, including the named executive officer's base salary, evaluations of the individual's performance and the value of the stock options and restricted stock at the time of the award.  Consequently,  an individual's  award may increase or decrease  materially from year to year due to, for example, a significant change in  the  individual's  responsibilities  or  in  recognition  of  a  significant achievement.  Additionally, the Compensation Committee has approved the awarding of stock options or restricted shares to newly hired named executive officers in order to ensure the Corporation's ability to attract talented candidates.

                                       19

      THE LGL GROUP, INC. 401(K) SAVINGS PLAN

      The 401(k) Savings Plan,  which is subject to  limitations  imposed by the
Internal Revenue Code, permits the Corporation's employees to defer a portion of their  compensation  by  making  contributions  to the Plan and  thereby  obtain certain tax  benefits.  Participating  employees  also  benefit from the Plan by sharing in contributions  made by the Corporation to the Plan matching a certain percentage  of  each  employee's  contribution  made  in a  particular  year.  A participant's interest in his or her individual contributions, the Corporation's contributions  and  earnings  thereon is fully  vested at all times.  The Plan's proceeds are invested in guaranteed investment  contracts,  certain mutual funds or the  Common  Stock  of the  Corporation,  subject  to the  discretion  of the participants.

      The named  executive  officers and all other  employees of the Corporation and certain of its  subsidiaries  are eligible to  participate in the LGL Group,
Inc.  401(k)  Savings  Plan after having  completed  three months of service and reached the age of 18. Certain of the named executive  officers  participated in the 401(k) Savings Plan in 2006.

      OTHER BENEFITS

      The  Corporation  provides  the  named  executive  officers  with  medical insurance,  life  insurance and  disability  benefits  that are  generally  made available to Corporation's  employees to ensure that the Corporation's employees have access to basic  healthcare and income  protection for themselves and their family members.

                                       20

                               EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following  table sets forth  information  with respect to compensation earned by the named executive officers:

----------------------------------------------------------------------------------------------------------------------------
Name and    Year    Salary       Bonus       Stock        Option    Non-equity         Change in      All Other     Total
Principal            ($)          ($)        Awards       Awards  Incentive Plan    Pension Value    Compensation     ($)
Position                                      ($)          ($)     Compensation     and Nonquali-        ($)
                                                                       ($)          fied Deferred
                                                                                    Compensation
                                                                                       Earnings
                                                                                         ($)
----------------------------------------------------------------------------------------------------------------------------
Jeremiah    2006   60,280          (*)     82,500(2)       (*)         (*)                 (*)           (*)         142,780
Healy(1)    2005      (*)          (*)        (*)          (*)         (*)                 (*)           (*)             (*)
            2004      (*)          (*)        (*)          (*)         (*)                 (*)           (*)             (*)
----------------------------------------------------------------------------------------------------------------------------
John C.     2006   250,000         (*)        (*)          (*)         (*)                 (*)           (*)         250,000
Ferrara(3)  2005   250,000     100,000        (*)       24,592(4)      (*)                 (*)           (*)         374,592
            2004    79,808         (*)        (*)          (*)         (*)                 (*)           (*)          79,808
----------------------------------------------------------------------------------------------------------------------------
Robert      2006   183,750     154,554     82,500(6)       (*)         (*)             164,000(7)        (*)         584,804
Zylstra(5)  2005   183,750      91,175        (*)          (*)         (*)                 (*)           (*)         274,925
            2004   183,750      43,609        (*)          (*)         (*)                 (*)           (*)         227,359
----------------------------------------------------------------------------------------------------------------------------
Eugene C.   2006    80,769      50,000        (*)       10,357(9)      (*)                 (*)           (*)         141,126
Hynes(8)    2005   150,000      50,000        (*)        8,197(9)      (*)                 (*)           (*)         208,197
            2004    43,269         (*)        (*)          (*)         (*)                 (*)           (*)          43,269
----------------------------------------------------------------------------------------------------------------------------

(1)   Mr. Healy has served as the  Corporation's  Chief Executive  Officer since
      January  1,  2007.  Mr.  Healy  also  served  as the  Corporation's  Chief
      Financial Officer from September 5, 2006 to March 19, 2007.

(2)   On September 5, 2006, the  Corporation  granted Mr. Healy 10,000 shares of restricted stock under the  Corporation's  2001 Equity Incentive Plan. Mr.
      Healy  currently  exercises  full  voting  rights  with  respect  to  such restricted stock,  which shall vest as follows:  5,000 shares on September
      5, 2007 and 1,250 shares on each of December 5, 2007,  March 5, 2008, June
      5, 2008 and September 5, 2008.

(3)   Mr.  Ferrara was elected as President and Chief  Executive  Officer of the
      Corporation on October 1, 2004.  Mr.  Ferrara  resigned from his positions with the Corporation effective December 31, 2006.

(4)   On May 26, 2005, the Corporation granted Mr. Ferrara an option to purchase
      75,000 shares of Common Stock at an exercise price of $13.173. Such option lapsed  as a  result  of his  resignation  from  his  positions  with  the
      Corporation.

(5)   Mr.  Zylstra was elected as Senior Vice  President  of  Operations  of the
      Corporation  as of  September  5, 2006.  Mr.  Zylstra's  salary is paid by
      M-tron  Industries,  Inc., a subsidiary of the  Corporation,  where he has served as the  President  and Chief  Executive  Officer  since January 24,
      2000.

(6)   On September 5, 2006, the Corporation granted Mr. Zylstra 10,000 shares of restricted stock under the  Corporation's  2001 Equity Incentive Plan. Mr.
      Zylstra  currently  exercises  full  voting  rights  with  respect to such restricted stock,  which shall vest as follows:  5,000 shares on September
      5, 2007 and 1,250 shares on each of December 5, 2007,  March 5, 2008, June
      5, 2008 and September 5, 2008.

(7)   Mr.  Zylstra has an agreement  entitling  him to 3% of the increase in the economic value of the Corporation  from January 1, 2000 through the end of the last fiscal quarter next preceding termination of his employment.  For additional  information  regarding Mr. Zylstra's  potential  payments upon termination,  please see "Potential Payments Upon Termination or Change-in
      Control" below.

(8)   Mr. Hynes resigned from his positions with the Corporation  effective July
      7, 2006.

                                       21

(9)   On May 26, 2005, the Corporation  granted Mr. Hynes the option to purchase
      25,000  shares  of  Common  Stock  under  the  Corporation's  2001  Equity
      Incentive Plan. Such option lapsed as a result of his resignation from his positions with the Corporation.

GRANT OF PLAN-BASED AWARDS

      The following table sets forth certain  information  regarding grants made to named executive officers during the fiscal year ended December 31, 2006:

------------------------------------------------------------------------------------------------------------------------------------
 Name       Grant   Estimated Future Payouts Under     Estimated Future Payouts Under   All Other     All Other  Exercise    Grant
             Date   Non-Equity Incentive Plan Awards    Equity Incentive Plan Awards     Stock         Option    or Base      Date
                    ------------------------------------------------------------------   Awards:       Awards:   Price of     Fair
                    Threshold    Target      Maximum   Threshold    Target    Maximum    Number       Number of   Option     Value
                       ($)        ($)          ($)        (#)        (#)       (#)         of        Securities   Awards      of
                                                                                         Shares      Underlying   ($/Sh)     Stock
                                                                                        of Stock       Options                and
                                                                                        or Units         (#)                 Option
                                                                                           (#)                               Awards
                                                                                                                               ($)
------------------------------------------------------------------------------------------------------------------------------------
Jeremiah    9/5/06                                                                       10,000(1)                           82,500
Healy
------------------------------------------------------------------------------------------------------------------------------------
Robert      9/5/06                                                                       10,000(2)                           82,500
Zylstra
------------------------------------------------------------------------------------------------------------------------------------

(1)   On September 5, 2006, the  Corporation  granted Mr. Healy 10,000 shares of restricted stock under the  Corporation's  2001 Equity Incentive Plan. Mr.
      Healy  currently  exercises  full  voting  rights  with  respect  to  such restricted stock,  which shall vest as follows:  5,000 shares on September
      5, 2007 and 1,250 shares on each of December 5, 2007,  March 5, 2008, June
      5, 2008 and September 5, 2008.

(2)   On September 5, 2006, the Corporation granted Mr. Zylstra 10,000 shares of restricted stock under the  Corporation's  2001 Equity Incentive Plan. Mr.
      Zylstra  currently  exercises  full  voting  rights  with  respect to such restricted stock,  which shall vest as follows:  5,000 shares on September
      5, 2007 and 1,250 shares on each of December 5, 2007,  March 5, 2008, June
      5, 2008 and September 5, 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL-YEAR END

      The following table presents  information  regarding  unexercised options, stock  that has not  vested  and  equity  incentive  plan  awards for each named executive officer as of the end of the fiscal year ended December 31, 2006:

                                       22

------------------------------------------------------------------------------------------------------------------------------------
 Name                                 Option Awards                                                     Stock Awards
               ---------------------------------------------------------------------------------------------------------------------
                 Number of     Number of          Equity         Option     Option        Number     Market    Equity       Equity
                 Securities    Securities         Incentive     Exercise   Expiration       of       Value     Incentive   Incentive
                 Underlying    Underlying           Plan         Price       Date         Shares       of        Plan        Plan
                Unexercised    Unexercised         Awards:        ($)                    or Units    Shares     Awards:      Awards:
                  Options        Options         Number of                               of Stock      or       Number       Market
                    (#)            (#)           Securities                                That     Units of      of       or Payout
                 Exercisable   Unexercisable     Underlying                                Have       Stock    Unearned     Value of
                                                Unexercised                                 Not       That      Shares,     Unearned
                                                  Unearned                                Vested      Have     Units or      Shares,
                                                   Options                                  (#)       Not        Other      Units or
                                                    (#)                                              Vested      Rights       Other
                                                                                                       ($)       That         Rights
                                                                                                               Have Not       That
                                                                                                                Vested      Have Not
                                                                                                                  ($)         Vested
                                                                                                                               ($)
------------------------------------------------------------------------------------------------------------------------------------
John Ferrara     75,000(1)                                       13.173    3/31/07
------------------------------------------------------------------------------------------------------------------------------------
Jeremiah Healy                                                                          10,000(2)   70,000
------------------------------------------------------------------------------------------------------------------------------------
Robert Zylstra                                                                          10,000(3)   70,000

(1)   Mr.  Ferrara  resigned from his positions with the  Corporation  effective
      December 31, 2006.  Under the 2001 Equity  Incentive  Plan,  the option to purchase  75,000  shares of Common  Stock  lapsed  three  months after Mr.
      Ferrara's resignation.

(2)   On September 5, 2006, the  Corporation  granted Mr. Healy 10,000 shares of restricted stock under the  Corporation's  2001 Equity Incentive Plan. Mr.
      Healy  currently  exercises  full  voting  rights  with  respect  to  such restricted stock,  which shall vest as follows:  5,000 shares on September
      5, 2007 and 1,250 shares on each of December 5, 2007,  March 5, 2008, June
      5, 2008 and September 5, 2008.

(3)   On September 5, 2006, the Corporation granted Mr. Zylstra 10,000 shares of restricted stock under the  Corporation's  2001 Equity Incentive Plan. Mr.
      Zylstra  currently  exercises  full  voting  rights  with  respect to such restricted stock,  which shall vest as follows:  5,000 shares on September
      5, 2007 and 1,250 shares on each of December 5, 2007,  March 5, 2008, June
      5, 2008 and September 5, 2008.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

      An agreement between Mr. Zylstra and the Corporation entitles him to 3% of the  increase in the  economic  value of the  Corporation  from  January 1, 2000 through the end of the last fiscal  quarter next  preceding  termination  of his employment  (the  "Valuation  Date").  The economic value of the Corporation for
January 1, 2000 is deemed to be 7.5 times the earnings before  interest,  taxes, depreciation  and amortization  ("EBITDA") (plus cash and marketable  securities and minus debt) of the  Corporation for the year ended December 31, 1999 and the economic  value of the  Corporation  for the last fiscal  quarter next preceding termination shall be deemed to be 7.5 times the EBITDA (plus cash and marketable securities  and minus debt) of the  Corporation  for the 12 months  ended on the
Valuation Date. At the Corporation's  option, the amount of the benefit shall be payable  either in one lump sum or in three  equal  installments  payable on the first,  second and third  anniversary  dates of the termination of Mr. Zylstra's employment.  Any such  deferred  payments  shall bear interest at an annual rate equal to 8%, which interest shall be payable in arrears on each said anniversary date,  at the  Corporation's  option,  in cash  or in the  Common  Stock  of the
Corporation,  valued at the  average  closing  market  price  thereof for the 10 trading days on which the stock traded prior to the date of the payment.

                                       23

                              DIRECTOR COMPENSATION

COMPENSATION OF DIRECTORS

      A director who is an employee of the  Corporation is not  compensated  for services as a member of the Board of  Directors  or any  committee  thereof.  In
2006,  Directors who were not  employees  received (i) a cash retainer of $5,000 per  quarter;  (ii) a fee of $2,000 for each  meeting of the Board of  Directors attended in person or  telephonically  that had a duration of at least one hour;
(iii) a fee of $1,500 for each Audit  Committee  meeting  attended  in person or telephonically  that had a duration of at least one hour; and (iv) a fee of $750 for each Compensation  Committee,  each Executive  Committee and each Nominating
Committee meeting attended in person.  The Audit Committee  Chairman receives an additional  $4,000  annual cash  retainer and the  Nominating  and  Compensation
Committee Chairmen receive additional $2,000 annual retainers.

      Marc Gabelli,  the Chairman,  receives a $100,000  annual fee,  payable in equal  quarterly  installments.  Mr. Gabelli has elected to defer payment of his annual fee for fiscal 2006 to a later date.

      The following  table sets forth  information  with respect to compensation earned by or  awarded to each  Director  of the  Corporation  who is not a named executive  officer  and who served on the Board of  Directors  during the fiscal year ended December 31, 2006:

----------------------------------------------------------------------------------------------
   Name       Fees       Stock    Option   Non-equity      Change in      All Other    Total
             Earned      Awards   Awards    Incentive       Pension     Compensation    ($)
             or Paid      ($)      ($)        Plan        Value and          ($)
             in Cash                      Compensation   Nonqualified
               ($)                             ($)         Deferred
                                                         Compensation
                                                           Earnings
----------------------------------------------------------------------------------------------
Marc                                                                                  100,000
Gabelli     100,000(1)
----------------------------------------------------------------------------------------------
E. Val       34,500                                                                    34,500
Cerutti
----------------------------------------------------------------------------------------------
Peter         9,167                                                                     9,167
DaPuzzo(2)
----------------------------------------------------------------------------------------------
Avrum Gray   34,000                                                                    34,000
----------------------------------------------------------------------------------------------
Patrick       9,417                                                                     9,417
J.
Guarino(2)
----------------------------------------------------------------------------------------------
Anthony      36,000                                                                    36,000
R.
Pustorino
----------------------------------------------------------------------------------------------

(1)   Mr.  Gabelli has elected to defer the payment of his annual fee to a later date.

(2)   Elected effective  September 2006; paid for one third of the third quarter and the entirety of the fourth quarter of the fiscal year ending  December
      31, 2006.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During the fiscal year ended December 31, 2006, the Compensation Committee comprised only non-employee  independent directors.  There were no interlocks or other  relationships  among the Corporation's  executive  officers and directors that are  required  to be  disclosed  under  applicable  executive  compensation disclosure regulations.

                                       24

                          COMPENSATION COMMITTEE REPORT

      The Compensation  Committee of the Board oversees our compensation program
on  behalf  of  the   Board  of   Directors.   In   fulfilling   its   oversight
responsibilities,   the  Compensation  Committee  reviewed  and  discussed  with
management   the   Compensation   Discussion  and  Analysis  set  forth  in  the
Corporation's  Annual Report on Form 10-K, as amended, and this Proxy Statement.
In reliance on the review and discussions  referred to above,  the  Compensation
Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the  Corporation's  Annual  Report on Form 10-K,  as
amended, and this Proxy Statement.

                                    COMPENSATION COMMITTEE

                                    Patrick J. Guarino (Chairman)
                                    E. Val Cerutti
                                    Peter DaPuzzo
                                    Avrum Gray

                                       25

                                 PROPOSAL NO. 2

           REINCORPORATION OF THE CORPORATION IN THE STATE OF DELAWARE

      The  Board has  unanimously  approved  the  reincorporation  proposal  and recommends that the Shareholders approve and adopt the reincorporation proposal.
The  reincorporation  proposal will be effected by merging the Corporation  with and into its wholly-owned subsidiary incorporated in the State of Delaware ("LGL
Delaware")  pursuant to an Agreement and Plan of Merger (the "Merger Agreement")
entered  into  between  the  Corporation  and LGL  Delaware.  The form of Merger
Agreement is included as EXHIBIT A to this Proxy Statement.

      LGL Delaware will be newly incorporated in Delaware solely for the purpose of effecting the  Reincorporation  Merger,  and the Corporation will be its sole stockholder.  LGL  Delaware  will  have  no  material  assets  and  no  business operations prior to the Reincorporation  Merger. In the Reincorporation  Merger,
the Corporation will merge with and into LGL Delaware,  and LGL Delaware will be the  surviving  entity  and will  maintain  the name "The LGL  Group,  Inc." The address of the principal  executive  offices of LGL Delaware will be the same as the current principal executive offices of the Corporation.

REASONS FOR THE REINCORPORATION MERGER

      The Board  believes  that the  Reincorporation  Merger will provide  added flexibility for both the management and business of the Corporation. Delaware is recognized  both  domestically  and  internationally  as a  favorable  legal and regulatory  environment  within  which to operate.  Such an  environment  should enhance the Corporation's  operations and its ability to effect acquisitions and
other  transactions.   For  many  years,  Delaware  has  followed  a  policy  of
encouraging  incorporation in that state and, in furtherance of that policy, has
adopted   comprehensive,   modern  and  flexible   corporate  laws,   which  are
periodically  updated and revised to meet changing  business needs. In addition, the  Delaware  courts have  developed  considerable  expertise  in dealing  with corporate  issues,  and a  substantial  body of case  law has  developed  in the construction of Delaware law, resulting in greater  predictability  with respect to corporate  legal affairs.  Consequently,  various major companies have either incorporated or have subsequently reincorporated in Delaware.

THE REINCORPORATION MERGER

      As a  result  of the  Reincorporation  Merger,  the  Corporation  will  be reincorporated  as a new  Delaware  corporation  that will succeed to all of the rights,  properties,  assets and liabilities of the  Corporation.  The terms and conditions of the Reincorporation  Merger are set forth in the Merger Agreement, and the  summary of the terms and  conditions  of the Merger set forth  above is qualified  by  reference  to the full text of the Merger  Agreement  included as
EXHIBIT A to this Proxy Statement.  Following the  Reincorporation  Merger,  the
composition of the Board of Directors of the  Corporation  will remain the same, and the rights of stockholders and the  Corporation's  corporate affairs will be governed and controlled by the General  Corporation Law of the State of Delaware
(the "DGCL") and the New  Certificate  of  Incorporation  and New By-Laws of LGL
Delaware,  rather than by the Indiana Business  Corporation Law (the "IBCL") and
the Present  Articles of  Incorporation  and Present  By-Laws.  Set forth below, under the heading  "Delaware and Indiana Corporate Laws," is a comparison of the

                                       26

material rights of shareholders and other matters of corporate governance before and after  the  Reincorporation  Merger.  The  forms of the New  Certificate  of
Incorporation  and New  By-Laws of LGL  Delaware  are  included as EXHIBIT B and
EXHIBIT  C to  this  Proxy  Statement,  respectively.  The  summary  of the  New
Certificate of Incorporation and the New By-Laws set forth below is qualified by reference  to the full  text of the New  Certificate  of  Incorporation  and New
By-Laws.  The Present  Articles  of  Incorporation  and Present  By-Laws and LGL
Delaware's New Certificate of Incorporation and New By-Laws are available,  upon request by  stockholders  of the  Corporation,  at the principal  offices of the
Corporation  located at 140  Greenwich  Ave, 4th Floor,  Greenwich,  Connecticut
06830.

      Upon the  effectiveness  of the  Reincorporation  Merger,  and without any action on the part of the  Corporation  or the holder of any  securities  of the
Corporation, every one share outstanding of Common Stock of the Corporation will be automatically  converted into one share of common stock,  $0.01 par value, of
LGL  Delaware.  Until  replaced  by new  stock  certificates,  each  outstanding certificate  representing  shares of  Common  Stock of the  Corporation  will be deemed for all  corporate  purposes  to evidence  ownership  of shares of common stock of LGL Delaware.

      Consummation of the  Reincorporation  Merger is subject to the approval of the  Corporation's  shareholders.  The  affirmative  vote  of the  holders  of a majority of the  outstanding  shares of Common Stock,  whether or not present at the 2007 Annual Meeting,  who are entitled to vote at the 2007 Annual Meeting is required  for the approval and  adoption of the  reincorporation  proposal.  The
Reincorporation  Merger is expected to become  effective as soon as  practicable after  shareholder  approval  is  obtained  and  all  other  conditions  to  the
Reincorporation  Merger  have  been  satisfied,  including  the  receipt  of all consents, orders and approvals necessary for consummation of the Reincorporation
Merger. Prior to its effectiveness,  however, the Reincorporation  Merger may be
abandoned  by  the  Board  if,  for  any  reason,   the  Board  determines  that
consummation of the Reincorporation Merger is no longer in the best interests of the Corporation.

      Dissenters'  rights are not available to  shareholders  of the Corporation with respect to the proposed Reincorporation Merger.

ACCOUNTING TREATMENT OF THE REORGANIZATION

      The  Reincorporation  Merger will have no accounting  implications  on the historical financial statements of the Corporation.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION MERGER

      The  Corporation  intends  the  Reincorporation  Merger  to be a tax  free
"reorganization"  within the meaning of the Internal  Revenue  Code of 1986,  as amended.  If the  Reincorporation  Merger  qualifies  as a  reorganization,  the material federal income tax consequences of the  Reincorporation  Merger will be as follows:

      o     No gain or loss will be recognized  by holders of the  Corporation's
            Common Stock;

                                       27

      o     Each shareholder of LGL Delaware will have the same tax basis in his
            LGL  Delaware  common  stock as he had in the  Corporation's  Common
            Stock immediately prior to the Reincorporation Merger;

      o     The holding period of the LGL  Delaware's  common stock will include the period during which a shareholder held the Corporation's  Common
            Stock prior to the Reincorporation Merger, provided such shareholder held the  Corporation's  Common Stock as a capital asset at the time of the Reincorporation Merger;

      o     Neither the  Corporation  nor LGL Delaware will  recognize a gain or loss as a result of the Reincorporation Merger; and

      o     LGL Delaware will succeed, without adjustment, to the tax attributes of the Corporation.

      The  Corporation  has not  requested  a ruling from the IRS or received an opinion of counsel with respect to the federal  income tax  consequences  of the
Reincorporation Merger. The foregoing summary of federal income tax consequences is  included  for general  information  only and does not address all income tax consequences  to  all  of  the  Corporation's  shareholders.  The  Corporation's shareholders  are urged to consult their own tax advisors as to the specific tax consequences of the Reincorporation Merger, including the application and effect of state, local and foreign income and other tax laws.

COMPARISON OF RIGHTS OF SHAREHOLDERS

      The DGCL differs from the IBCL in many respects.  The material differences in these  statutes are discussed  below.  The material  differences  between the
Present  Articles of  Incorporation  and Present  By-Laws as compared to the New
Certificate of Incorporation and New By-Laws are also discussed below.

      CAPITAL STOCK

      The  Reincorporation  Merger  will not  affect  the  capital  stock of the
Corporation,  except  to the  extent  that the  rights of  shareholders  will be governed  by Delaware  law rather than  Indiana  law.  The number of  authorized shares of common stock will remain at 10,000,000, $0.01 par value per share. The common stock will remain the only class of capital stock of the Corporation.

      After the  Reincorporation  Merger,  holders of the  Corporation's  Common
Stock  will  continue  to be  entitled  to one  vote per  share  on all  matters submitted to a vote of the  shareholders,  including  the election of directors.
The holders of the Corporation's Common Stock will be entitled to such dividends as may be  declared  from  time to time by the  Board of  Directors  from  funds legally  available  therefor,  and will be entitled to  receive,  pro rata,  all assets available for distribution to such holders upon liquidation. No shares of the  Corporation's  Common Stock have any  preemptive,  redemption or conversion rights,  or the benefits of any sinking  fund.  All of the shares  issued by the surviving  corporation  in the  Reincorporation  Merger will be validly  issued, fully paid and nonassessable.

                                       28

      Both  the  IBCL  and the  DGCL  permit  the  certificate  or  articles  of incorporation to allow the board of directors to issue and fix dividend,  voting and redemption rights,  liquidation  preferences and other rights and privileges without further shareholder action.

      SIZE AND CLASSIFICATION OF THE BOARD OF DIRECTORS

      Section  23-1-33-3 of the IBCL  provides that the board of directors of an
Indiana  corporation  must consist of one or more  individuals,  with the number specified  in or fixed in  accordance  with the  articles  of  incorporation  or by-laws.  Section  141(b) of the DGCL  provides that the board of directors of a
Delaware  corporation  shall  consist  of one or more  members.  The  number  of directors  shall be fixed by, or in the manner  provided in, the by-laws  unless the certificate of incorporation fixes the number of directors,  in which case a change  in the  number  of  directors  shall be made  only by  amendment  of the certificate.

      Pursuant to Section  23-1-33-6 of the IBCL, the articles of  incorporation or the by-laws,  may provide for  staggering  the terms of directors by dividing the total number of directors into either two or three  classes.  Section 141(d)
of  the  DGCL  provides  that  the  directors   may,  by  the   certificate   of
incorporation,  by an  initial  by-law or by a by-law  adopted  by a vote of the shareholders,  be divided  into one, two or three  classes.  Neither the Present
Articles of Incorporation nor the New Certificate of Incorporation  provides for a classified Board of Directors.

      The  Corporation's  Board of Directors  currently  comprises nine members, which number may be changed by the Board of Directors,  provided that the number of  directors  must not be less than five or more  than  thirteen.  The Board of
Directors of the Corporation following the Reincorporation  Merger will have the same number of directors and composition as the  Corporation's  current Board of
Directors.

      REMOVAL OF DIRECTORS

      Under  Section  23-1-33-8  of the IBCL,  directors  may be  removed in any manner  provided  in the  articles of  incorporation.  In  addition,  unless the articles of incorporation  provide otherwise,  the shareholders or directors may remove one or more directors with or without cause. A director may be removed by the shareholders,  if they are otherwise  authorized to do so, only at a meeting called for that  purpose  and such  purpose  must be stated in the notice of the meeting.  A director  elected by a voting group of  shareholders  may be removed only by that voting group.

      Section  141(k) of the DGCL provides that any director or the entire board of  directors  may  generally  be removed  with or  without  cause by a majority stockholder vote.

      NEWLY CREATED DIRECTORSHIPS AND VACANCIES

      Under Section  23-1-33-9 of the IBCL, unless the articles of incorporation provide  otherwise,  if a vacancy occurs on the board of directors,  including a vacancy  resulting  from an increase in the number of  directors,  the remaining directors may fill the vacancy by majority  vote. If the remaining  directors do not comprise a quorum, the remaining  directors may fill the vacancy by majority vote of the  remaining  directors.  If the vacant  office was held by a director elected by a voting  group of  shareholders,  only the holders of shares of that voting  group may vote to fill the  vacancy if it is filled by  shareholders.  A

                                       29

vacancy that will occur at a specific  later date by reason of  resignation of a director  effective at a later date may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

      Under Section 223 of the DGCL,  unless the certificate of incorporation or the by-laws of a corporation provide otherwise, a majority vote of the directors then in office may fill vacancies and newly created  directorships,  even if the number of  directors  then in office is less than a quorum or only one  director remains.  If the directors filling a vacancy on the board constitute less than a majority of the whole board (as  measured  before an increase in the size of the board),  the Delaware Court of Chancery may, upon  application  of  stockholders holding  at least  10% of the  outstanding  voting  shares,  summarily  order an election to fill the vacancy or replace  directors  chosen by the directors then in office.  Unless  otherwise  provided in the certificate of  incorporation  or by-laws,  when  one or more  directors  resign  effective  at a future  date,  a majority of directors then in office,  including those who have so resigned, may vote to fill the vacancy.

      The Present Articles of  Incorporation  permit vacancies and newly created directorships  to be filled as  provided  by the  Present  By-Laws  or  relevant corporate law. The New Certificate of Incorporation contains the same provision.

      QUORUM AND VOTE REQUIRED TO TAKE ACTION

      Under Section  23-1-34-5 of the IBCL, unless the articles of incorporation or  by-laws  require a greater  number,  a majority  of the fixed or  prescribed number  of  directors  constitutes  a  quorum.  Additionally,  the  articles  of incorporation  or by-laws may  authorize a quorum of no fewer than  one-third of the fixed or prescribed number of directors.  If a quorum is present when a vote is taken, the affirmative vote of a majority of the directors present is the act of the board of  directors  unless  the  articles  of  incorporation  or by-laws provide otherwise.

      Section 141(b) of the DGCL provides that a majority of the total number of directors  shall  constitute a quorum for the transaction of business unless the certificate of incorporation or by-laws of the  incorporation  require a greater number. In addition, unless the certificate of incorporation provides otherwise, the by-laws  may provide for a quorum of less than a majority,  which in no case shall be less than  one-third  of the total  number of  directors.  The board of directors  shall act by the vote of a  majority  of the  directors  present at a meeting at which a quorum is present, unless the certificate of incorporation or the by-laws require a vote of a greater number.

      The  Present  By-Laws  provide  that a  majority  of the  total  number of directors  constitutes a quorum for the transaction of business and that, unless otherwise provided by law, the certificate of incorporation, the Present By-Laws or any contract or agreement to which the  Corporation is a party,  the act of a majority of the directors present at any meeting at which there is quorum is the act of the Board of Directors. The New By-Laws contain the same provision.

      LIMITATION ON DIRECTORS' LIABILITY

      Section  23-1-35-1 of the IBCL  provides that a director is not liable for any action taken as a director,  or any failure to act,  unless the director has breached or failed to perform the duties of the director's  office in compliance with Section 23-1-35-1 and the breach or failure to perform  constitutes willful misconduct or recklessness.

                                       30

      Section   102(b)(7)  of  the  DGCL  allows  a  corporation,   through  its
certificate of  incorporation,  to limit or eliminate the personal  liability of directors  to the  corporation  and its  shareholders  for damages for breach of fiduciary  duty.  However,  this provision  excludes any limitation on liability for: (i) any breach of the director's  duty of loyalty to the corporation or its shareholders;  (ii)  acts  or  omissions  not in good  faith  or  which  involve intentional misconduct or a knowing violation of law; (iii) willful or negligent violation  of the laws  governing  the payment of  dividends  or the purchase or redemption of stock; or (iv) any transaction  from which the director derives an improper personal benefit.

      The  Present  Articles  of  Incorporation  contain  a  provision  limiting director  liability as permitted by law. The New  Certificate  of  Incorporation contains the same provision.

      INDEMNIFICATION OF DIRECTORS AND OFFICERS

      Section  23-1-37-8  and  Section  23-1-37-13  of the IBCL  provide  that a corporation may indemnify any individual made a party to a proceeding (including a proceeding by or in the right of the corporation) because the individual is or was a director,  officer, employee or agent of the corporation against liability incurred in the proceeding if the individual  acted in good faith and reasonably believed (i) in the case of conduct in the individual's  official  capacity with the corporation,  that the individual's  conduct was in the  corporation's  best interests  and (ii) in all other  cases,  that the  individual's  conduct was at least  not  opposed  to the  corporation's  best  interests.  In the case of any criminal  proceeding,  the individual must have had either  reasonable  cause to believe  the conduct was lawful or no  reasonable  cause to believe  that it was unlawful.  In addition,  Section 23-1-37-9 and Section 23-1-37-13 provide that a corporation,  unless limited by its articles of incorporation,  must indemnify a director or officer who was wholly  successful,  on the merits or otherwise,  in the  defense of any  proceeding  to which the  director  or officer  was a party because  the  director  or  officer  is or  was a  director  or  officer  of the corporation  against reasonable  expenses incurred by the director or officer in connection with the proceeding.

      Section 145 of the DGCL  provides  that a  corporation  may  indemnify any person made a party or threatened to be made a party to any threatened,  pending or  completed  proceeding  (other  than  certain  actions  by or in right of the corporation) because he or she is or was a director,  officer, employee or agent of the  corporation  or was  serving  at the  request  of the  corporation  as a director,  officer, employee or agent of another corporation,  against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection  with such  proceeding if such person acted in good faith and in a manner  he or she  reasonably  believed  to be in or  not  opposed  to the  best interests of the corporation;  or in a criminal proceeding,  if he or she had no reasonable cause to believe his or her conduct was unlawful.  Expenses  incurred by an officer or director (or other employees or agents as deemed appropriate by the  board of  directors)  in  defending  a civil,  criminal  or  administrative proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such person to repay  such  amount  if it is  ultimately  determined  that  such  person is not entitled  to be  indemnified  by the  corporation.  To  indemnify  a party,  the corporation  must  determine  that the party  met the  applicable  standards  of conduct.

                                       31

      The  provisions  concerning  indemnification  in the  Present  Articles of
Incorporation  are  substantially  identical  to the  IBCL  provisions.  The New
Certificate of Incorporation  provides for indemnification to the fullest extent permitted by Delaware law.

      DIVIDENDS

      Section  23-1-28-1  of the  IBCL  allows  a  board  of  directors  to make distributions  to  shareholders,  unless  otherwise  provided in the articles of
incorporation.   However,   pursuant  to  Section  23-1-28-3  of  the  IBCL,  no
distribution  may be  made  if  after  giving  effect  to the  distribution  the corporation  would be unable to pay its debts as they become due in the ordinary course of business or the corporation's assets would be less than the sum of its liabilities  plus (except as otherwise  specifically  allowed by the articles of incorporation)  the amount that would be needed,  if the corporation  were to be dissolved at the time of the  distribution,  to satisfy the preferential  rights are superior to those receiving the distribution.

      Subject  to  any   restrictions   in  a   corporation's   certificate   of
incorporation,  Section  170 of the DGCL  allows  the  board of  directors  of a
Delaware corporation to declare and pay dividends out of surplus, or if there is no surplus,  out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

      ACTION BY SHAREHOLDERS THROUGH WRITTEN CONSENT

      Under Section  23-1-29-4 of the IBCL, any action  required or permitted to be taken at a meeting  of  shareholders  may be taken  without  a  meeting  if a written consent thereto is signed by all of the shareholders entitled to vote on the action.

      Under  Section  228(a)  of  the  DGCL,  unless  otherwise  provided  in  a corporation's  certificate of incorporation,  any action required to be taken at an annual or special meeting of the  stockholders may be taken in the absence of a meeting,  without prior written notice and without a vote.  Such action may be taken by the written  consent of stockholders in lieu of a meeting setting forth the action so taken and signed by the holders of outstanding stock  representing the  number of shares  necessary  to take such  action at a meeting at which all shares entitled to vote were present and voted.  There is no contrary  provision in the New Certificate of Incorporation.

      SPECIAL MEETINGS OF SHAREHOLDERS

      Section  23-1-29-2 of the IBCL provides that a corporation  with more than
50  shareholders  must hold a special  meeting of  shareholders on demand of its board of directors or the person or persons specifically  authorized to do so by the articles of incorporation or by-laws.

      Under Section 211(d) of the DGCL,  special meetings of stockholders may be called by the board of  directors  and by such other person or persons as may be authorized  to  do so by  the  corporation's  certificate  of  incorporation  or by-laws.

      Under the Present  By-Laws,  special  meetings of the  shareholders may be called by the Board of  Directors,  the Chairman of the Board or the  President.
The Board of Directors  must call a special  meeting if the  Secretary  receives appropriate demand for a special meeting from holders of shares  representing at least  25% of  all  votes  entitled  to be  cast  on any  issue  proposed  to be considered at the proposed  special  meeting.  The New By-Laws  contain the same provision.

                                       32

      CUMULATIVE VOTING

      Both  Section  23-1-30-9  of the IBCL and  Section 214 of the DGCL allow a corporation to provide for cumulative voting in the articles of incorporation or the certificate of incorporation.  Neither the Present Articles of Incorporation
nor the New Certificate of Incorporation provides for cumulative voting.

      NECESSARY VOTE TO EFFECT MERGER (NOT INVOLVING INTERESTED SHAREHOLDER)

      Section  23-1-40-3  of the IBCL  requires  a  majority  vote of the shares entitled to vote in order to effectuate a merger or share exchange. However, the vote of the shareholders of the surviving  corporation under a plan of merger is not required if: (i) the articles of incorporation of the surviving  corporation will not differ from its articles of incorporation  before the merger; (ii) each
shareholder  of  the  surviving   corporation   whose  shares  were  outstanding
immediately  before  the  effective  date  of the  merger  will  hold  the  same proportionate number of shares relative to the number of shares held by all such shareholders (except for shares of the surviving  corporation received solely as
a  result  of  the  shareholder's   proportionate  shareholdings  in  the  other
corporations  party to the merger),  with identical  designations,  preferences, limitations and relative rights,  immediately after the merger; (iii) the number of voting shares  outstanding  immediately after the merger,  plus the number of voting shares  issuable as a result of the merger  (either by the  conversion of securities  issued pursuant to the merger or the exercise of rights and warrants issued  pursuant  to the  merger),  will not  exceed  by more than 20% the total number of voting shares of the  surviving  corporation  outstanding  immediately before the  merger;  and (iv) the  number of  participating  shares  outstanding immediately after the merger,  plus the number of participating  shares issuable as a result  of the  merger  (either  by the  conversion  of  securities  issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger),  will not exceed by more than 20% the total number of participating shares of the surviving corporation outstanding immediately before the merger.

      The DGCL requires a majority vote of the shares  outstanding  and entitled to vote in order  to  effectuate  a merger  between  two  Delaware  corporations
(Section 251(c)) or between a Delaware  corporation and a corporation  organized under the laws of another  state (a  "foreign  corporation")  (Section  252(c)).
However,  unless required by the certificate of  incorporation,  Sections 251(f)
and  252(e)  do  not  require  a  vote  of  the  shareholders  of a  constituent corporation  surviving  the merger if: (i) the merger  agreement  does not amend that  corporation's  certificate  of  incorporation;  (ii)  each  share  of that corporation's  stock  outstanding  before  the  effective  date of the merger is identical to an outstanding or treasury share of the surviving corporation after the merger;  and (iii) in the event the merger plan provides for the issuance of common  stock or  securities  convertible  into  common  stock by the  surviving corporation,  the common  stock  issued  plus the  common  stock  issuable  upon conversion of the issued securities do not exceed 20% of the shares  outstanding immediately before the effective date of the merger.

                                       33

      BUSINESS COMBINATIONS INVOLVING INTERESTED SHAREHOLDERS

      Sections  23-1-43-1 to  23-1-43-23  of the IBCL  restrict the ability of a
"resident  domestic  corporation" to engage in any business  combination with an
"interested  shareholder" for five years after the interested shareholder's date of acquiring shares unless the business combination or the purchase of shares by the interested  shareholder on the interested  shareholder's  share  acquisition date is approved by the board of directors of the resident domestic  corporation before that date. If the combination was not previously approved, the interested shareholder  may effect a combination  after the  five-year  period only if such shareholder receives approval from a majority of the disinterested shares or the offer meets certain fair price criteria.  For purposes of the above  provisions,
"resident  domestic  corporation"  means an Indiana  corporation that has 100 or more shareholders.  "Interested  shareholder"  means any person,  other than the resident  domestic  corporation or its  subsidiaries,  who is (i) the beneficial owner,  directly  or  indirectly,  of 10% or more  of the  voting  power  of the outstanding  voting  shares  of the  resident  domestic  corporation  or (ii) an affiliate  or associate of the  resident  domestic  corporation  and at any time within the  five-year  period  immediately  before the date in question  was the beneficial owner, directly or indirectly,  of 10% or more of the voting power of the then  outstanding  shares of the resident  domestic  corporation.  The above provisions do not apply to corporations  that so elect in its original  articles of incorporation or in an amendment to its articles of incorporation approved by a majority of the disinterested  shares. Such an amendment,  however,  would not become  effective  for 18 months after its passage and would apply only to stock acquisitions occurring after its effective date.

      Section 203 of the DGCL provides that, with certain exceptions, a Delaware corporation  may not engage in any of a broad  range of  business  combinations, such as  mergers,  consolidations  and  sales  of  assets,  with an  "interested stockholder"  for a period of three years from the date that such person  became an  interested  stockholder  unless:  (i) the  transaction  that  results in the person's  becoming an  interested  stockholder  or the business  combination  is approved by the board of directors of the corporation  before the person becomes an interested  stockholder;  (ii) upon  consummation  of the  transaction  which results in the stockholder  becoming an interested  stockholder,  the interested stockholder owns 85% or more of the voting stock of the corporation  outstanding at the time the transaction commenced, excluding shares owned by persons who are directors and also officers and shares owned by certain employee stock plans; or
(iii) on or after the date the person  becomes an  interested  stockholder,  the business  combination is approved by the corporation's board of directors and by holders  of at  least 66 2/3% of the  corporation's  outstanding  voting  stock,
excluding  shares  owned  by  the  interested  stockholder,   at  a  meeting  of
stockholders.  Under Section 203, an "interested  stockholder" is defined as any person,  other than the  corporation  and any direct or indirect  majority-owned subsidiary, (i) that is the owner of 15% or more of the outstanding voting stock of the  corporation or (ii) an affiliate or associate of the corporation and was the owner of 15% or more of the  outstanding  voting stock of the corporation at any time within the three-year period  immediately prior to the date on which it is sought to be  determined  whether such person is an  interested  stockholder.
Section 203 does not apply to a corporation  that so provides in an amendment to its  certificate  of  incorporation  or  by-laws  passed  by a  majority  of its outstanding  shares  at any  time.  Such  stockholder  action  does  not  become effective  for 12 months  following  its adoption and would not apply to persons who were already interested stockholders at the time of the amendment.

                                       34

      Neither the Present Articles of  Incorporation  nor the New Certificate of
Incorporation  excludes the Corporation from restrictions imposed under Sections
23-1-43-1 to 23-1-43-23 of the IBCL or Section 203 of the DGCL.

      CONTROL SHARE ACQUISITIONS

      Pursuant to Sections  23-1-42-1 to  23-1-42-11  of the IBCL,  an acquiring
person  who  makes  a  "control  share   acquisition"   in  an  "issuing  public
corporation"  may not exercise voting rights on any "control shares" unless such voting rights are conferred by a majority vote of the disinterested shareholders of  the  issuing  corporation.  Unless  otherwise  provided  in a  corporation's articles of  incorporation  or by-laws  before a control share  acquisition  has occurred,  in  the  event  that  control  shares  acquired  in a  control  share acquisition  are accorded full voting rights and the acquiring  person  acquires control shares with a majority or more of all voting power,  all shareholders of the issuing  corporation  have  dissenters'  rights to receive the fair value of their shares. Under the IBCL, "control shares" means shares acquired by a person that, when added to all other shares of the issuing public  corporation owned by that  person or in  respect  of which that  person  may  exercise  or direct the exercise of voting  power,  would entitle that person  (directly or  indirectly, alone or as a part of a group) to exercise  voting  power of the issuing  public corporation in the election of directors  within any of the following  ranges of voting power:  (i) one-fifth or more but less than one-third;  (ii) one-third or more but less than a  majority;  or (iii) a  majority  or more.  "Control  share acquisition" means, subject to certain exceptions, the acquisition,  directly or indirectly,  by any person of ownership  of, or the power to direct the exercise of voting power with respect to, issued and outstanding  control shares.  Shares acquired  within  90  days  or  pursuant  to a  plan  to  make a  control  share acquisition  are  considered  to have  been  acquired  in the same  acquisition.
"Issuing public  corporation" means a corporation which is organized in Indiana, has 100 or more shareholders, has its principal place of business, its principal office or substantial assets within Indiana and has either: (i) more than 10% of its shareholders  resident in Indiana; (ii) more than 10% of its shares owned by
Indiana residents;  or (iii) 10,000 shareholders  resident in Indiana. The above provisions  do not apply if,  before a control share  acquisition  is made,  the corporation's  articles of  incorporation  or by-laws  (including  board adopted by-laws) provide that they do not apply.

      There is no corresponding provision under the DGCL.

      CONSTITUENT INTERESTS

      Section  23-1-35-1 of the IBCL provides  that the board of  directors,  in discharging its duties, may consider, in its discretion,  both the long-term and short-term best interests of the corporation,  taking into account, and weighing as the directors deem appropriate, the effects of an action on the corporation's shareholders,  employees,  suppliers and customers and the  communities in which offices or other facilities of the corporation are located and any other factors the directors consider pertinent.  Section 23-1-35-1  specifically provides that certain judicial decisions in Delaware and other  jurisdictions,  which might be looked upon for guidance in interpreting  Indiana law, including  decisions that propose a higher or  different  degree of  scrutiny  in  response  to a proposed acquisition of the corporation,  are inconsistent with the proper application of that section.

                                       35

      There is no corresponding provision in the DGCL.

      PROCEDURES TO REGULATE CHANGES IN CONTROL

      Section  23-1-22-4  of the IBCL  provides  that,  in addition to any other provision  authorized  by any  other  section  of the IBCL or  contained  in the articles of  incorporation  or the by-laws,  a corporation  may establish one or more procedures to regulate transactions that would, when consummated, result in a change of "control" of the corporation. Such a procedure may be established in the  original  articles of  incorporation  or by-laws,  by an  amendment  to the articles  of  incorporation,  or,  notwithstanding  the fact  that a vote of the shareholders  would  otherwise be required by any other provision of the IBCL or the articles of incorporation,  by an amendment to the by-laws. For the purposes of Section 23-1-22-4,  "control" means, for any corporation that has 100 or more shareholders,  the  beneficial  ownership,  or the direct or  indirect  power to direct the voting,  of not less than 10% of the voting shares of a corporation's outstanding voting shares.

      There is no corresponding provision under the DGCL.

      DISSENTERS' RIGHTS; APPRAISAL RIGHTS

      Both  Section  23-1-44-8  of the IBCL and Section 262 of the DGCL  provide that shareholders have the right, in some circumstances, to dissent from certain corporate  reorganizations  and to instead  demand  payment of the fair value of their shares. Under Section 23-1-44-8 of the IBCL, dissenters do not have rights of appraisal  with respect to shares of any class or series of stock  registered on a national  securities  exchange  or traded on the  National  Association  of
Securities   Dealers,   Inc.   Automated   Quotation   System   Over-the-Counter
Markets-National  Market  Issues or a similar  market or unless the  articles of incorporation,  by-laws or  resolution  of the board of  directors  provide that non-voting shares are entitled to dissent,  if they were not entitled to vote on the corporate reorganization.

      Under  Section  262 of the DGCL,  unless a  corporation's  certificate  of incorporation provides otherwise, dissenting stockholders do not have the rights of appraisal with respect to a merger or  consolidation  by a  corporation,  the shares of which are either listed on a national  securities  exchange or held by more than 2,000  stockholders,  if the  stockholders  receive  (a) shares in the surviving  corporation,  (b) shares of another  corporation that are listed on a national securities  exchange or held by more than 2,000 stockholders,  (c) cash in lieu of fractional  shares  described in (a) and (b) of this paragraph or (d)
any combination of the above.  Further,  dissenters' rights are not available to stockholders of a corporation  surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger.

      REDEEMABLE SHARES

      Section  23-1-25-1 of the IBCL provides that the articles of incorporation of a corporation may authorize one or more classes of shares that are redeemable or  convertible as specified in the articles of  incorporation  at the option of the  corporation,  the shareholder or another person or upon the occurrence of a designated event.

      Section 151(b) of the DGCL provides that the certificate of  incorporation or a resolution of the board of directors  providing for the issuance of a class of stock may make such class of stock subject to redemption at the option of the

                                       36

corporation or the stockholders,  or upon the happening of a specified event, as long as immediately  following any such  redemption the corporation has at least one share of at least one series of stock with full voting powers.

      RIGHTS, WARRANTS OR OPTIONS

      Under Section  23-1-26-5 of the IBCL, a  corporation,  acting  through its board of  directors,  may create or issue  rights,  options or warrants  for the purchase of shares or other  securities of the  corporation  or any successor in interest of the  corporation.  The board of directors is to determine  the terms upon which the rights,  options or warrants are issued,  their form and content, and the consideration for which the shares or other securities are to be issued.

      Under Section 157 of the DGCL, rights or options to purchase shares of any class of stock may be authorized by a corporation's  board of directors  subject to the provisions of the certificate of incorporation.  The terms of such rights or options must be fixed and stated in the certificate of  incorporation or in a resolution or resolutions adopted by the board of directors.

      PREEMPTIVE RIGHTS

      Under  Section  23-1-27-1  of the IBCL and Section  102(b)(3) of the DGCL,
absent an express  provision in a  corporation's  articles of  incorporation  or certificate  of  incorporation,  a  shareholder  does not, by  operation of law, possess preemptive rights to subscribe to an additional issue of stock.  Neither the Present Articles of  Incorporation  nor the New Certificate of Incorporation
provide for preemptive rights.

      AMENDMENT OF CERTIFICATE OR ARTICLES OF INCORPORATION AND BY-LAWS

      Sections  23-1-38-1  -  23-1-38-7  of the IBCL and Section 242 of the DGCL
permit a corporation to amend its  certificate of  incorporation  or articles of incorporation  in any respect,  provided the amendment  contains only provisions that would be lawful in an original  certificate of incorporation or articles of incorporation filed at the time of amendment. To amend articles of incorporation or a certificate of incorporation,  the board must adopt a resolution presenting the proposed  amendment.  In addition,  under the DGCL, a majority of the shares entitled  to vote,  as well as a majority  of shares of each class  entitled  to vote,  must  approve the  amendment  to make it  effective.  Under the IBCL,  an amendment to the articles of incorporation of an Indiana  corporation  generally may be adopted if the votes cast  favoring the  amendment  exceed the votes cast opposing the amendment,  except that any amendment that would create dissenters'
rights must be approved  by a majority of the votes  entitled to be cast.  Under the IBCL and the DGCL, when the substantial  rights of a class of shares will be affected by an amendment,  the holders of those shares are entitled to vote as a class even if the shares are non-voting shares.  Additionally,  when one or more series  in a class  of  shares,  and not the  entire  class,  will be  adversely affected by an amendment, the affected series may vote as a class.

      Under Section  242(b)(2) of the DGCL,  the right to vote as a class may be
limited  in  certain   circumstances.   Any  provision  in  the  certificate  of
incorporation  that  requires  a greater  vote than  required  by law  cannot be amended or repealed  except by such  greater  vote.  Section  242(c) of the DGCL provides that, in its resolution proposing an amendment,  the board may insert a provision  allowing the board to abandon the amendment,  without  concurrence by shareholders,  after the amendment has received  stockholder approval but before its filing with the Secretary of State.

                                       37

      Section  23-1-39-1  of the IBCL  provides  that,  unless the  articles  of incorporation  provide  otherwise,  only the board of directors of a corporation may amend the by-laws. Section 109 of the DGCL, on the other hand, provides that the power to amend the  by-laws  rests with the  shareholders  entitled to vote, although  the  certificate  of  incorporation  may confer the power to amend the by-laws upon the board of directors.  Section 109 further provides that the fact that the  certificate  of  incorporation  confers  such  power upon the board of directors  neither limits nor divests the shareholders of the power to amend the by-laws. The New Certificate of Incorporation does not provide otherwise.

      The Present Articles of Incorporation and New Certificate of Incorporation
provide  that the  Corporation  reserves  the right to amend,  alter,  change or repeal any provision  contained in this  Certificate  of  Incorporation,  in the manner  now or  hereafter  prescribed  by law,  and all  rights  conferred  upon shareholders herein are granted subject to this reservation.

      The  Present  and New  By-Laws  provide  that the  Board of  Directors  or stockholders may adopt, alter, amend or repeal them. Such action by the Board of
Directors  requires the affirmative  vote of a majority of the directors then in office.

      INSPECTION OF BOOKS AND RECORDS

      Section 23-1-52-2 of the IBCL entitles any shareholder of a corporation to inspect and copy, during regular business hours,  certain  enumerated  corporate records if the  shareholder  gives the  corporation  at least five days' advance written notice.  Certain records may be inspected only if: (i) the shareholder's demand is made in good  faith  and for a proper  purpose,  (ii) the  shareholder describes with reasonable particularity the shareholder's purpose, and (iii) the records to be inspected are directly connected with the shareholder's purpose.

      Section  220  of  the  DGCL  entitles  any  stockholder  of  record  of  a corporation,  in person or by an agent,  upon written  demand under oath stating the purpose  thereof,  to inspect  during usual business  hours,  for any proper purpose,  the  corporation's  stock ledger,  a list of its  stockholders and its other books and  records,  and to make copies or  extracts  therefrom.  A proper purpose  means a purpose  reasonably  related  to such  person's  interest  as a stockholder.

VOTES REQUIRED

      The  affirmative  vote of the  holders  of a majority  of the  outstanding shares of Common  Stock who are  entitled to vote at the 2007 Annual  Meeting is required for the approval and adoption of the reincorporation proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD  RECOMMENDS  THAT  SHAREHOLDERS  VOTE "FOR" THE  REINCORPORATION
PROPOSAL.

                                       38

                                 PROPOSAL NO. 3

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

TERMINATION OF ERNST & YOUNG LLP

      Ernst & Young LLP audited the  consolidated  financial  statements  of the
Corporation for the year ended December 31, 2006 and has reported the results of its audit to the Audit Committee of the Board of Directors.

      On July 10,  2007,  the  Corporation  terminated  Ernst & Young LLP as its independent registered public accountant, effective immediately. The termination was recommended by the Audit Committee of the Board of Directors.

      The reports of Ernst & Young LLP on the consolidated  financial statements of the  Corporation  as at and for the fiscal years ended  December 31, 2006 and
2005 did not contain any adverse  opinion or  disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      During the fiscal  years ended  December 31, 2006 and 2005 and through the date of termination,  there were no disagreements  with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure,  which if not resolved to the satisfaction of Ernst
& Young LLP would have caused it to make  reference  thereto in connection  with its reports on the financial statements for such years.

      During the fiscal  years ended  December 31, 2006 and 2005 and through the date of  termination,  there  were  no  events  of the  type  described  in Item
304(a)(1)(v) of Regulation S-K.

ENGAGEMENT OF J.H. COHN LLP

      On  July  10,  2007,  the  Corporation   engaged  J.H.  Cohn  LLP  as  the
Corporation's  independent registered public accountant.  The engagement of J.H.
Cohn LLP was approved by the Audit Committee of the Board of Directors.

      During the years ended  December 31, 2006 and 2005 and through the date of termination of Ernst & Young LLP, the Corporation did not consult with J.H. Cohn
LLP with respect to any of (i) the  application  of  accounting  principles to a specified  transaction,  either  completed or  proposed;  (ii) the type of audit opinion that might be rendered on the  Corporation's  financial  statements;  or
(iii) any matter  that was either the subject of a  disagreement  (as defined in
Item  304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item
304(a)(1)(v) of Regulation S-K.

      The  Corporation  provided  Ernst & Young LLP with a copy of the foregoing disclosure  and requested  Ernst & Young LLP to furnish the  Corporation  with a letter  addressed to the SEC stating  whether it agrees with the statements made therein.  A copy of Ernst & Young LLP's letter dated July 12, 2007,  is filed as
Exhibit 16 to the Current Report on Form 8-K filed by the  Corporation  with the
SEC on July 12, 2007.

                                       39

      The Audit  Committee of the Board of Directors has appointed J.H. Cohn LLP as the  Corporation's  independent  auditors for the fiscal year ending December
31,  2007.  Although  the  selection of  independent  auditors  does not require ratification,  the Board of Directors has directed that the  appointment of J.H.
Cohn LLP be submitted to shareholders  for  ratification due to the significance of their  appointment  to the  Corporation.  If  shareholders  do not ratify the appointment  of J.H. Cohn LLP as the  Corporation's  independent  auditors,  the
Audit Committee of the Board of Directors will consider the appointment of other certified public accountants.  A representative of J.H. Cohn LLP will be present at the  2007  Annual  Meeting,  will be  available  to  respond  to  appropriate questions  and will have the  opportunity  to make a statement if he so desires.
The Corporation does not expect that a representative  of Ernst & Young LLP will be present at the 2007 Annual Meeting, but if present,  such representative will have the opportunity to make a statement if he so desires.

AUDIT FEES

      The  aggregate  audit fees billed for each of the last two fiscal years by
Ernst & Young LLP were  $436,800  for 2006 and  $392,500  for 2005.  Audit  fees include  services  relating  to  auditing  the  Corporation's  annual  financial statements,  reviewing the financial  statements  included in the  Corporation's quarterly reports on Form 10-Q and certain accounting consultations.

AUDIT RELATED FEES

      The  aggregate  audit  related fees billed for each of the last two fiscal years by Ernst & Young LLP totaled $24,000 for 2006 and $22,000 for 2005.  Audit related fees include services relating to employee benefit plans.

TAX FEES

      The  aggregate  tax fees  billed for each of the last two fiscal  years by
Ernst & Young LLP  totaled  $25,000  for 2006 and  $32,000  for  2005.  Tax fees include services performed relating to tax compliance and customs services.

ALL OTHER FEES

      The Corporation was not billed for any other services by Ernst & Young LLP during 2006 or 2005.

PRE-APPROVAL POLICIES AND PROCEDURES

      The Audit  Committee  policy and procedures for the  pre-approval of audit and non-audit services rendered by our independent auditors are reflected in the
Audit Committee  Charter.  The Audit Committee  Charter  provides that the Audit
Committee  shall  pre-approve all audit and non-audit  services  provided by the independent  auditors and shall not engage the  independent  auditors to perform the specific  non-audit  services  proscribed  by law or  regulation.  The Audit
Committee  may  delegate  pre-approval  authority  to  a  member  of  the  Audit
Committee.  The decisions of any Committee member to whom pre-approval authority is  delegated  must be presented  to the full  Committee  at its next  scheduled meeting.

                                       40

      The Audit  Committee  has  determined  that the  rendering of the services other than audit services by Ernst & Young LLP was compatible  with  maintaining
Ernst & Young LLP's independence.

      All audit-related and tax services  performed by our independent  auditors were pre-approved by the Audit Committee.

VOTES REQUIRED

      The  affirmative  vote of a majority of those shares  present in person or represented  by proxy and entitled to vote on the proposal at the annual meeting is  required to ratify the  appointment  of J.H.  Cohn LLP as the  Corporation's independent  auditors  for the fiscal  year  ending  December  31,  2007.  Thus, abstentions will not affect the outcome of the vote on the proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD OF  DIRECTORS  RECOMMENDS A VOTE "FOR" THE  RATIFICATION  OF THE
APPOINTMENT OF J.H. COHN LLP AS THE CORPORATION'S  INDEPENDENT  AUDITORS FOR THE
FISCAL YEAR ENDING DECEMBER 31, 2007.

                                       41

                              SHAREHOLDER PROPOSALS

      Proposals  of  shareholders  intended to be  presented  at the 2008 Annual
Meeting of  Shareholders  must be received by the Corporate  Secretary,  The LGL
Group, Inc., 140 Greenwich Avenue, 4th Floor,  Greenwich,  Connecticut 06830, by
no later than March 19, 2008, for inclusion in the Corporation's proxy statement and form of proxy relating to the 2008 Annual Meeting.

      Under  SEC  rules,  if  the  Corporation  does  not  receive  notice  of a shareholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year's proxy  statement,  then the  Corporation  will be permitted to use its discretionary  voting authority when the proposal is raised at the  annual  meeting,  without  any  discussion  of the  matter  in the proxy
statement.   In  connection  with  the  Corporation's  2008  Annual  Meeting  of
Shareholders,  if the Corporation does not have notice of a shareholder proposal on or  before  June  2,  2008,  the  Corporation  will be  permitted  to use its discretionary voting authority as outlined above.

      If the  Reincorporation  Merger is  approved,  the By-Laws of LGL Delaware will  govern the merged  corporation.  The  By-Laws  of LGL  Delaware  establish procedures  for  stockholder  nominations  for  elections  of  directors  of LGL
Delaware and bringing  business  before any annual meeting or special meeting of stockholders of LGL Delaware.  Any stockholder entitled to vote generally in the election of directors may nominate one or more persons for election as directors at a meeting only if written  notice of such  stockholder's  intent to make such nomination or nominations has been delivered,  either by personal delivery or by
United States mail, postage prepaid, to the Corporate Secretary at the principal executive offices of the Corporation not later than the close of business on the
90th day nor  earlier  than the close of  business on the 120th day prior to the first anniversary of the preceding year's annual meeting.  However, in the event that the date of the annual  meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so  delivered  not earlier  than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the
90th day prior to such annual meeting or the 10th day following the day on which public  announcement  of  the  date  of  such  meeting  is  first  made  by  the
Corporation.  In no event shall the public  announcement of an adjournment of an annual  meeting  commence a new time  period  for the giving of a  stockholder's notice as described above. Such  stockholder's  notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director  all  information  relating  to such person that is required to be disclosed in  solicitations  of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities  Exchange Act of 1934, as amended,  and the rules and regulations thereunder  (including such person's written consent to being named in the proxy statement  as a  nominee  and to  serving  as a  director  if  elected)  and any additional information reasonably requested by the Board of Directors; (b) as to any other business that the stockholder  proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting,  the reasons for conducting such business at the meeting and any material interest in such business of such  stockholder  and the beneficial  owner,  if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made
(i)  the  name  and  address  of  such  stockholder,   as  they  appear  on  the
Corporation's  books, and of such beneficial owner, (ii) the class and number of shares  of the  Corporation  that are owned  beneficially  and of record by such

                                       42

stockholder and such beneficial  owner,  (iii) all information  relating to such stockholder  and such  beneficial  owner that is  required  to be  disclosed  in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities
Exchange  Act of 1934,  as  amended,  and Rule 11a-11  thereunder,  and (iv) any additional information reasonably requested by the Board of Directors.

      Notwithstanding  anything in the previous paragraph, in the event that the number of directors  to be elected to the Board of Directors of the  Corporation is increased and there is no public  announcement by the Corporation  naming all of the nominees for director or specifying  the size of the  increased  Board of
Directors  at least 70 days  prior to the  first  anniversary  of the  preceding year's annual  meeting,  a  stockholder's  notice required by the By-Laws of the
Corporation  will also be considered  timely,  but only with respect to nominees for any new positions created by such increase,  if it shall be delivered to the
Corporate  Secretary at the principal  executive  offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

      The  Corporation  may require any  proposed  nominee to furnish such other information as may  reasonably be required to determine the  eligibility of such proposed nominee to serve as a director. The chairman of the meeting may, if the facts warrant,  determine that a nomination was not made in accordance  with the
foregoing   procedure,   in  which  event,   the  officer  will   announce  that
determination to the meeting and the defective nomination will be disregarded.

                                  MISCELLANEOUS

      The Board of Directors  knows of no other  matters that are likely to come before the 2007 Annual Meeting. If any other matters should properly come before the  2007  Annual  Meeting,  it is the  intention  of the  persons  named in the accompanying form of proxy to vote on such matters in accordance with their best judgment.

      The solicitation of proxies is made on behalf of the Board of Directors of the  Corporation,  and the cost  thereof will be borne by the  Corporation.  The
Corporation  has employed the firm of Morrow & Co.  Inc.,  470 West Avenue,  3rd
Floor, Stamford,  Connecticut, 06902 to assist in this solicitation at a cost of
$4,000,  plus  out-of-pocket  expenses.  The  Corporation  will  also  reimburse brokerage firms and nominees for their expenses in forwarding  proxy material to beneficial owners of the Common Stock of the Corporation.  In addition, officers and  employees of the  Corporation  (none of whom will receive any  compensation therefor in addition to their regular  compensation)  may solicit  proxies.  The solicitation  will be made by mail and, in addition,  may be made by  telegrams, personal interviews and the telephone.

                                  ANNUAL REPORT

      The Corporation's  Annual Report to Shareholders for the fiscal year ended
December  31,  2006 is being sent  herewith  to each  shareholder.  Such  Annual
Report, however, is not to be regarded as part of the proxy soliciting material.

                                       43

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                             OF THE LGL GROUP, INC.

             PROXY -- ANNUAL MEETING OF SHAREHOLDERS AUGUST 28, 2007

      The  undersigned,  a  shareholder  of The  LGL  Group,  Inc.,  an  Indiana corporation  (the  "Corporation"),  does hereby  appoint Marc Gabelli,  Jeremiah
Healy  and Steve  Pegg,  and each of them,  the true and  lawful  attorneys  and proxies with full power of substitution, for and in the name, place and stead of the  undersigned,  to vote all of the shares of Common Stock of the  Corporation that the undersigned would be entitled to vote if personally present at the 2007
Annual Meeting of  Shareholders  of the  Corporation to be held at The Greenwich
Library, 101 West Putnam Avenue, Greenwich,  Connecticut, on Tuesday, August 28,
2007 at 9:30 a.m., local time, or at any adjournment or adjournments thereof.

        (CONTINUED AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

--------------------------------------------------------------------------------
    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
--------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED IN  ACCORDANCE  WITH ANY  DIRECTIONS  HERE BELOW GIVEN.     Please       --------
UNLESS  OTHERWISE  SPECIFIED,  THIS  PROXY  WILL BE VOTED  FOR THE  ELECTION  OF     Mark Here
DIRECTORS,  FOR THE APPROVAL OF THE REINCORPORATION IN THE STATE OF DELAWARE AND     for Address
FOR RATIFICATION OF THE APPOINTMENT DF THE INDEPENDENT AUDITORS.                     Change or    --------
                                                                                     Comments
                                                                                     SEE REVERSE SIDE

                            FOR ALL    WITHHOLD AUTHORITY TO
                            NOMINEES   VOTE FOR ALL NOMINEES                                               FOR   AGAINST  ABSTAIN
                             -----           -----                                                        -----   -----     -----
1. ELECTION OF DIRECTORS:                                           2. APPROVAL OF THE REINCORPORATION
                             -----           -----                     IN THE STATE OF DELAWARE.          -----   -----     -----

The election of
                                                                                                           FOR   AGAINST  ABSTAIN
01-Marc Gabelli, 02-E. Val Cerutti, 03-Peter DaPuzzo,                                                     -----   -----     -----
04-Timothy Foufas, 05-Avrum Gray, 06-Patrick J. Guarino,            3. RATIFICATION OF THE APPOINTMENT
07-Kuni Nakamura, 08-Anthony R. Pustorino and 09-Javier                OF J.H. COHN LLP AS THE            -----   -----     -----
Romero to the Board of Directors, to serve until the 2008              INDEPENDENT AUDITORS FOR THE
Annual Meeting of Shareholders and until their respective              FISCAL YEAR ENDING DECEMBER 31,
successors are elected and shall qualify.                              2007

To withhold authority to vote for any individual nominee(s), print name(s) below.

                                                                                The  undersigned   hereby  revokes  any  proxy  or
                                                                                proxies   heretofore   given,   and  ratifies  and
------------------------------------------------------------                    confirms all that the proxies appointed hereby, or
                                                                                any of them, or their substitutes, may lawfully do
                                                                                or cause to be done by virtue hereof.

                                                                                NOTE:  PLEASE  SIGN  EXACTLY AS YOUR NAME OR NAMES
                                                                                APPEAR HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                                                                ADMINISTRATOR,   TRUSTEE   OR   GUARDIAN,   PLEASE
                                                                                INDICATE  THE  CAPACITY  IN  WHICH  SIGNING.  WHEN
                                                                                SIGNING AS JOINT TENANTS, ALL PARTIES IN THE JOINT
                                                                                TENANCY  MUST  SIGN.  WHEN A PROXY  IS  GIVEN BY A
                                                                                CORPORATION,   IT  SHOULD  BE  SIGNED   WITH  FULL
                                                                                CORPORATE NAME BY A DULY AUTHORIZED OFFICER.

                                                                                Dated:                                      , 2007
                                                                                      --------------------------------------

                                                                                                                            (L.S.)
                                                                                --------------------------------------------
                                                                                           (Signature of Shareholder)

                                                                                                                            (L.S.)
                                                                                --------------------------------------------
                                                                                           (Signature of Shareholder)

                                   Exhibit A

                          AGREEMENT AND PLAN OF MERGER
                                       OF
                   THE LGL GROUP, INC., A DELAWARE CORPORATION
                                       AND
                   THE LGL GROUP, INC., AN INDIANA CORPORATION

          AGREEMENT  AND PLAN OF MERGER (the  "Merger  Agreement"),  dated as of
August ___,  2007,  between The LGL Group,  Inc. ("LGL  Delaware"),  and The LGL
Group, Inc. an Indiana  corporation ("LGL Indiana"),  pursuant to Section 253 of the Delaware General  Corporation Law (the "DGCL") and Sections  23-1-38.5-5 and
23-1-40-7 of the Indiana Business Corporation Law (the "IBCL").

                              W I T N E S S E T H:

          WHEREAS,  LGL Delaware is a  corporation  duly  organized  and in good standing under the laws of the State of Delaware;

          WHEREAS,  LGL  Indiana is a  corporation  duly  organized  and in good standing under the laws of the State of Indiana;

          WHEREAS,  the  Board of  Directors  of LGL  Delaware  and the Board of
Directors of LGL Indiana have  determined  that it is advisable  and in the best interests of each of them that LGL Indiana merge with and into LGL Delaware upon the terms and subject to the conditions herein provided;

          NOW,  THEREFORE,   in  consideration  of  the  mutual  agreements  and
covenants set forth herein, the parties hereto agree as follows:

          ARTICLE 1: MERGER.  Upon the filing of a Certificate  of Ownership and
Merger with the  Secretary of State of the State of Delaware and the Articles of
Merger  with the  Secretary  of State of the State of  Indiana  (the  "Effective
Time"),  LGL Indiana shall be merged (the  "Merger") with and into LGL Delaware, and LGL Delaware  shall be the  corporation  surviving  the Merger  (hereinafter referred to as the "Surviving Corporation").

          ARTICLE 2: DIRECTORS,  OFFICERS AND GOVERNING DOCUMENTS. The directors of the  Surviving  Corporation  from and after the  Effective  Time shall be the directors of LGL Indiana  immediately  prior to the Effective Time. The officers of the Surviving  Corporation  immediately after the Effective Time shall be the officers of LGL Indiana  immediately prior to the Effective Time. These officers
and  directors   shall  hold  office  in  accordance  with  the  Certificate  of
Incorporation  and By-Laws of the  Surviving  Corporation.  After the  Effective
Time, the existing Certificate of Incorporation and By-Laws of LGL Delaware,  in
the forms  attached  hereto as Annex A and B, shall  remain the  Certificate  of
Incorporation and By-Laws of the Surviving Corporation.

          ARTICLE 3: NAME. The name of the Surviving  Corporation  shall be: The
LGL Group, Inc.

          ARTICLE 4: EFFECT OF MERGER ON SHARES OF STOCK OF LGL INDIANA.  At the
Effective  Time,  each share of common  stock,  $0.01 par value,  of LGL Indiana outstanding  immediately prior to the Effective Time shall be converted into and become one share of common stock, $0.01 par value, of the Surviving Corporation.
At the  Effective  Time,  each  issued  and  outstanding  share  of stock of LGL
Delaware shall be canceled, without the payment of consideration therefor.

          ARTICLE 5: EFFECT OF THE MERGER.  The Merger shall have the effect set forth in Section 259 of the DGCL.

          ARTICLE 6: APPROVAL. The Plan of Merger herein made and approved shall be  submitted  to  the  shareholders  of LGL  Indiana  and  stockholders  of LGL
Delaware,  respectively,  for their  approval  in the manner  prescribed  by the provisions of the IBCL and the provisions of the DGCL.

          ARTICLE  7:  AUTHORIZATION.  The  Board of  Directors  and the  proper officers of LGL  Indiana and of the  Surviving  Corporation,  respectively,  are hereby  authorized,  empowered,  and directed to do any and all acts and things, and to make,  execute,  deliver,  file,  and/or record any and all  instruments, papers, and documents which shall be or become necessary,  proper, or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the merger provided for herein.

          ARTICLE 8: FURTHER ASSURANCES. From time to time, as and when required by the Surviving  Corporation or by its  successors and assigns,  there shall be
executed  and   delivered  on  behalf  of  LGL  Indiana  such  deeds  and  other instruments,  and there  shall be taken or  caused to be taken by the  Surviving
Corporation  all such  further and other  actions,  as shall be  appropriate  or necessary in order to vest, perfect or confirm in the Surviving  Corporation the title to and possession of all property,  interests, assets, rights, privileges, immunities,  powers and authority of LGL Indiana, and otherwise to carry out the purposes of this Merger  Agreement.  The officers and directors of the Surviving
Corporation are fully authorized, on behalf of the Surviving Corporation and LGL
Indiana, to take any and all such actions and to execute and deliver any and all such deeds, documents and other instruments.

             [The remainder of this page intentionally left blank.]

          IN  WITNESS  WHEREOF,   the  undersigned  have  executed  this  Merger
Agreement as of the date first above written.

                               THE LGL GROUP, INC.
                               an Indiana corporation

                               By:
                                   ---------------------------------------------
                                   Name:  Jeremiah M. Healy
                                   Title: President and Chief Executive Officer

                               THE LGL GROUP, INC.
                               a Delaware corporation

                               By:
                                   ---------------------------------------------
                                   Name:  Steve Pegg
                                   Title: Vice President and Chief Financial
                                          Officer

                                    Exhibit B

                          CERTIFICATE OF INCORPORATION

                                       OF

                               THE LGL GROUP, INC.
             ------------------------------------------------------

      The undersigned, being the sole incorporator herein named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of
Delaware, does hereby certify that:

            FIRST  The  name of the  corporation  is The LGL  Group,  Inc.  (the
"Corporation").

            SECOND The address, including street, number, city and county of the registered  office  of the  Corporation  in the State of  Delaware  is 615 South
DuPont  Highway,  Dover,  Delaware  19901,  County of Kent;  and the name of the registered  agent of the Corporation in the State of Delaware at such address is
National Corporate Research, Ltd.

            THIRD The  nature of the  business,  and the  objects  and  purposes proposed to be transacted,  promoted and carried on, are to do any lawful act or thing for which a corporation may be organized under the General Corporation Law of the State of Delaware.

            FOURTH The aggregate  number of shares of stock that the Corporation shall  have  authority  to issue is Ten  Million  (10,000,000)  shares of Common
Stock, $0.01 par value per share.

            FIFTH The name and the mailing  address of the  incorporator  are as follows:

                     Kenneth S. Mantel
                     Olshan Grundman Frome Rosenzweig & Wolosky LLP
                     Park Avenue Tower
                     65 East 55th Street
                     New York, New York 10022

            SIXTH The personal  liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by paragraph (7) of subsection
(b) of Section 102 of the General  Corporation Law of the State of Delaware,  as
same may be amended and supplemented. Any repeal or modification of this Article
SIXTH by the  stockholders  of the  Corporation  shall not adversely  affect any right or  protection  of a director of the  Corporation  with  respect to events occurring prior to the time of such repeal or modification.

            SEVENTH The Corporation  shall,  to the fullest extent  permitted by
Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and  supplemented,  indemnify  any and all persons  whom it shall have power to  indemnify  under said section from and against any and all of the expenses,  liabilities  or  other  matters  referred  to in or  covered  by said section,  and the  indemnification  provided  for  herein  shall  not be  deemed

                                      -1-

exclusive of any other rights to which those  indemnified  may be entitled under any By-Law,  agreement,  vote of  stockholders  or  disinterested  directors  or otherwise,  both as to action in their  official  capacities and as to action in another  capacity while holding such offices,  and shall continue as to a person who has ceased to be a director,  officer,  employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

            EIGHTH The Corporation reserves the right to amend, alter, change or repeal any provision  contained in this  Certificate of  Incorporation,  and any other provisions  authorized by the laws of the State of Delaware at the time in force may be added or  inserted,  subject to the  limitations  set forth in this
Certificate of Incorporation and in the manner now or hereafter  provided herein by statue,  and all rights,  preferences  and  privileges of  whatsoever  nature conferred upon  stockholders,  directors or any other persons  whomsoever by and pursuant to this  Certificate of Incorporation in its present form or as amended are granted subject to the rights reserved in this Article EIGHTH.

            NINTH The  Corporation  hereby confers the power to adopt,  amend or repeal its By-Laws upon the Board of  Directors.  Notwithstanding  the forgoing, such  power  shall not  divest or limit  the  power of the  stockholders  of the
Corporation to adopt, amend or repeal the By-Laws of the Corporation.

      IN  WITNESS  WHEREOF,  I have  hereunto  set my hand this 12th day of July
2007.

                              /s/ Kenneth S. Mantel
                              -----------------------------
                              Kenneth S. Mantel, Incorporator
                              Olshan Grundman Frome Rosenzweig & Wolosky LLP
                              Park Avenue Tower
                              65 East 55th Street
                              New York, New York 10022

                                      -2-

                                   Exhibit C

                               THE LGL GROUP, INC.

                                     BY-LAWS

                                    ARTICLE I

                                  STOCKHOLDERS

            SECTION 1.1. ANNUAL  MEETINGS.  An annual meeting of stockholders to elect directors and transact such other business as may properly be presented to the  meeting  shall  be held on such  date  and at such  place  as the  Board of
Directors may from time to time fix, and if that day shall be a legal holiday in the  jurisdiction in which the meeting is to be held, then on the next day not a legal holiday or as soon  thereafter  as may be practical,  as determined by the
Board of Directors.

            SECTION 1.2. SPECIAL MEETINGS. A special meeting of stockholders may be called at any time by the Chairman of the Board, the Chief Executive Officer,
the  President or the Board of Directors  pursuant to a resolution  adopted by a majority  of the Whole  Board (as  defined  below) and shall be called by any of them or by the Secretary  upon receipt of a written  request to do so specifying the matter or matters,  appropriate for action at such a meeting, proposed to be presented at the meeting and signed by holders of shares  representing  at least twenty-five  percent  (25%) of all votes  entitled to be voted on such matter or matters if the meeting  were held on the day such  request is  received  and the record date for such  meeting were the close of business on the  preceding  day.
Any such meeting shall be held at such time and at such place, within or without the State of Delaware, as shall be determined by the body or person calling such meeting  and as shall be stated in the notice of such  meeting.  The Whole Board shall mean the total  number of  directors  that the  Corporation  would have if there were no vacancies.

            SECTION 1.3.  NOTICE OF MEETING.  For each meeting of  stockholders, written notice shall be given stating the place,  date and hour and, in the case of a special  meeting,  the purpose or purposes  for which the meeting is called and,  if the list of  stockholders  required by Section 1.9 is not to be at such place at least 10 days prior to the meeting,  the place where such list will be.
Except as otherwise  provided by Delaware law, the written notice of any meeting shall be given  not less  than 10 or more  than 60 days  before  the date of the meeting to each stockholder entitled to vote at such meeting. If mailed,  notice shall be deemed to be given when  deposited in the United  States mail,  postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation.

            SECTION 1.4. QUORUM. Except as otherwise required by Delaware law or the  Certificate  of  Incorporation,  the holders of record of a majority of the shares of stock  entitled to be voted present in person or  represented by proxy at a meeting shall  constitute a quorum for the  transaction  of business at the meeting,  but in the  absence  of a quorum  the  holders  of record  present  or represented  by proxy at such  meeting may vote to adjourn the meeting from time to time,  without notice other than announcement at the meeting,  until a quorum is obtained.  At any such adjourned  session of the meeting at which there shall be present or  represented  the  holders  of record of the  requisite  number of shares,  any business may be transacted  that might have been  transacted at the meeting as originally called.

                                       -1-

            SECTION 1.5.  CHAIRMAN AND SECRETARY AT MEETING.  At each meeting of stockholders  the Chairman,  or in his absence or should the Chairman so direct, the  President,  or in the absence of the  Chairman  and the  President,  then a person  designated by the Board of  Directors,  shall preside as chairman of the meeting; if no person is so designated, then the meeting shall choose a chairman by plurality vote. The Secretary,  or in his absence a person  designated by the chairman of the meeting, shall act as secretary of the meeting.

            SECTION  1.6.  VOTING;  PROXIES.  Except as  otherwise  provided  by
Delaware law or the Certificate of Incorporation,  and subject to the provisions of Section 1.10:

                  (a)  Each   stockholder   shall  at  every   meeting   of  the
stockholders  be  entitled  to one vote for each share of capital  stock held by him.

                  (b)  Each  stockholder  entitled  to  vote  at  a  meeting  of stockholders  or to express  consent or dissent to  corporate  action in writing without a meeting  may  authorize  another  person or  persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

                  (c) Directors shall be elected by a plurality vote.

                  (d) Each matter,  other than election of  directors,  properly presented to any meeting shall be decided by a majority of the votes cast on the matter.

                  (e)  Election of  directors  and the vote on any other  matter presented  to a meeting  shall be by  written  ballot  only if so ordered by the chairman  of the  meeting  or if so  requested  by any  stockholder  present  or represented by proxy at the meeting entitled to vote in such election or on such matter, as the case may be.

            SECTION 1.7.  ADJOURNED  MEETINGS.  A meeting of stockholders may be adjourned to another time or place as provided in Section 1.4.  Unless the Board of Directors  fixes a new record date,  stockholders  of record for an adjourned meeting  shall be as  originally  determined  for the  meeting  from  which  the adjournment  was taken. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned  meeting,  a notice of the adjourned  meeting shall be given to each  stockholder of record entitled to vote. At the adjourned meeting any business may be transacted that might have been transacted at the meeting as originally called.

            SECTION 1.8.  CONSENT OF STOCKHOLDERS IN LIEU OF MEETING.  Except as
may otherwise be provided in the Certificate of  Incorporation,  any action that may be taken at any  annual or  special  meeting  of  stockholders  may be taken without a meeting,  without  prior  notice and  without a vote,  if a consent in writing,  setting  forth the action so taken,  shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary  to  authorize  or take such  action at a meeting  at which all shares entitled to vote thereon  were  present and voted.  Notice of the taking of such action shall be given promptly to each stockholder that would have been entitled to vote thereon at a meeting of stockholders and that did not consent thereto in writing.

                                       -2-

            SECTION 1.9. LIST OF STOCKHOLDERS ENTITLED TO VOTE. At least 10 days before  every  meeting  of  stockholders  a  complete  list of the  stockholders entitled to vote at the meeting,  arranged in alphabetical order and showing the address of each  stockholder and the number of shares  registered in the name of each stockholder,  shall be prepared and shall be open to the examination of any stockholder  for any purpose germane to the meeting,  during  ordinary  business hours, for a period of at least 10 days prior to the meeting,  at a place within the city where the meeting is to be held.  Such list shall be produced  and kept at the time and place of the  meeting  during the whole time  thereof and may be inspected by any stockholder who is present.

            SECTION 1.10.  FIXING OF RECORD DATE. In order that the  Corporation may determine the  stockholders  entitled to notice of or to vote at any meeting of stockholders or any adjournment  thereof,  or to express consent to corporate action in  writing  without a meeting,  or  entitled  to receive  payment of any dividend  or other  distribution  or  allotment  of any  rights,  or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful  action,  the Board of Directors may fix, in advance,  a record  date,  which  shall not be more than 60 or less than 10 days before  the date of such  meeting,  nor  more  than 60 days  prior to any  other action. If no record date is fixed, the record date for determining stockholders entitled  to notice of or to vote at a meeting of  stockholders  shall be at the close of business on the day next  preceding  the day on which  notice is given, or, if notice is waived,  at the close of business on the day next preceding the day on which the meeting is held; the record date for  determining  stockholders entitled to express  consent to corporate  action in writing  without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed;  and the record date for any other purpose  shall be at the  close of  business  on the day on which  the  Board of
Directors adopts the resolution relating thereto.

            SECTION  1.11.    NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS.

                      (a) ANNUAL MEETINGS OF STOCKHOLDERS.

                        (i) Nominations of persons for election to the
Board of  Directors  of the  Corporation  and the  proposal  of  business  to be considered by the  stockholders may be made at an annual meeting of stockholders
(a) pursuant to the Corporation's  notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder  of record at the time of  giving  of  notice  provided  for in this
Section  1.11,  who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1.11.

                        (ii) For nominations or other business to be
properly  brought before an annual  meeting by a stockholder  pursuant to clause
(c) of paragraph  (a)(i) of this Section 1.11, the  stockholder  must have given timely notice  thereof in writing to the Secretary of the  Corporation  and such other business must otherwise be a proper matter for stockholder  action.  To be timely,  a  stockholder's  notice  shall be  delivered  to the  Secretary at the principal  executive  offices  of the  Corporation  not later  than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided, however,  in the event that the date of the annual  meeting is more than 30 days before  or  more  than  60 days  after  such  anniversary  date,  notice  by the

                                       -3-

stockholder  to be timely must be so  delivered  not  earlier  than the close of business  on the 120th day prior to such  annual  meeting and not later than the close of business  on the later of the 90th day prior to such annual  meeting or the 10th day following the day on which public  announcement of the date of such meeting  is  first  made  by the  Corporation.  In no  event  shall  the  public announcement  of an adjournment of an annual meeting  commence a new time period for the giving of a stockholder's  notice as described above. Such stockholder's notice  shall set forth (a) as to each person whom the  stockholder  proposes to nominate for election or  reelection as a director all  information  relating to such person that is required to be  disclosed  in  solicitations  of proxies for election of directors in an election contest, or is otherwise required,  in each case pursuant to Regulation  14A under the  Securities  Exchange Act of 1934, as
amended  (the  "Exchange  Act"),  and  the  rules  and  regulations   thereunder
(including  such person's  written consent to being named in the proxy statement as a nominee  and to  serving  as a  director  if  elected)  and any  additional information reasonably requested by the Board of Directors;  (b) as to any other business  that the  stockholder  proposes to bring before the  meeting,  a brief description  of the  business  desired to be brought  before  the  meeting,  the reasons for conducting such business at the meeting and any material interest in such business of such  stockholder  and the beneficial  owner,  if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made
(i)  the  name  and  address  of  such  stockholder,   as  they  appear  on  the
Corporation's  books, and of such beneficial owner, (ii) the class and number of shares  of the  Corporation  that are owned  beneficially  and of record by such stockholder and such beneficial  owner,  (iii) all information  relating to such stockholder  and such  beneficial  owner that is  required  to be  disclosed  in solicitations of proxies for election of directors in an election contest, or is otherwise  required,  in each case pursuant to Regulation 14A under the Exchange
Act, and Rule 11a-11 thereunder,  and (iv) any additional information reasonably requested by the Board of Directors.

            Notwithstanding anything in the second sentence of paragraph (a)(ii)
of this Section 1.11 to the contrary,  in the event that the number of directors to be elected to the Board of Directors  of the  Corporation  is  increased  and there is no public  announcement by the  Corporation  naming all of the nominees for director or specifying the size of the increased Board of Directors at least
70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's  notice  required by this  Section  1.11 shall also be  considered timely,  but only with respect to nominees for any new positions created by such increase,  if it shall be delivered to the Secretary at the principal  executive offices of the  Corporation not later than the close of business on the 10th day following  the day on  which  such  public  announcement  is  first  made by the
Corporation.

                  (b) SPECIAL MEETINGS OF STOCKHOLDERS. Only such business shall be conducted  at a special  meeting of  stockholders  as shall have been brought before the meeting pursuant to the Corporation's notice of meeting.  Nominations of  persons  for  election  to the Board of  Directors  may be made at a special meeting of  stockholders  at which  directors are to be elected  pursuant to the
Corporation's  notice  of  meeting  (i) by or at the  direction  of the Board of
Directors or (ii)  provided  that the Board of  Directors  has  determined  that directors  shall  be  elected  at  such  meeting,  by  any  stockholder  of  the
Corporation  who is a  stockholder  of  record  at the time of  giving of notice provided  for in this  By-Law,  who shall be entitled to vote at the meeting and who complies with the notice  procedures  set forth in this Section 1.11. In the

                                       -4-

event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors,  any such  stockholder who shall be entitled  to vote at the  meeting may  nominate a person or persons
(as the case may be),  for  election to such  position(s)  as  specified  in the
Corporation's  notice  of  meeting,  if the  stockholder's  notice  required  by paragraph  (a)(ii) of this Section  1.11 shall be delivered to the  Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such  special  meeting and not later than the close of business on the later of the 90th day prior to such special  meeting or the 10th day following the day on which public announcement is first made of the date of the  special  meeting  and of the  nominees  proposed  by the  Board  of
Directors  to  be  elected  at  such  meeting.  In no  event  shall  the  public announcement of an adjournment of a special  meeting  commence a new time period for the giving of a stockholder's notice as described above.

                  (c)   GENERAL.

                        (i) Only such persons who are nominated in
accordance  with the procedures set forth in this Section 1.11 shall be eligible to serve as directors and only such business  shall be conducted at a meeting of stockholders  as shall have been brought  before the meeting in accordance  with the procedures set forth in this Section 1.11.  Except as otherwise  provided by law, the  Certificate of  Incorporation  or these  By-Laws,  either the Board of
Directors  or the  Chairman  of the  meeting  shall  have the  power and duty to determine whether a nomination or any business proposed to be brought before the meeting  was  made or  proposed,  as the  case may be,  in  accordance  with the procedures  set forth in this Section 1.11 and, if any  proposed  nomination  or business is not in  compliance  with this  Section  1.11,  to declare  that such defective proposal or nomination shall be disregarded.

                        (ii) For purposes of this Section 1.11, "public
announcement" shall mean disclosure in a press release reported by the Dow Jones
News  Service,  Associated  Press or  comparable  national  news service or in a document  publicly  filed by the  Corporation  with the  Securities and Exchange
Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                        (iii) Notwithstanding the foregoing provisions of
this  Section  1.11,  a  stockholder  shall  also  comply  with  all  applicable requirements of the Exchange Act and the rules and  regulations  thereunder with respect to the matters set forth in this Section  1.11.  Nothing in this Section
1.11  shall be  deemed to affect  any  rights  (A) of  stockholders  to  request inclusion of proposals in the  Corporation's  proxy  statement  pursuant to Rule
14a-8 under the  Exchange  Act or (B) of the holders of any series of  preferred stock to elect directors under specified circumstances.

                                   ARTICLE II

                                    DIRECTORS

            SECTION 2.1. NUMBER; TERM OF OFFICE; QUALIFICATIONS;  VACANCIES. The
number of directors  that shall  constitute  the Whole Board shall be fixed from time to time as determined by action of the Board of Directors, but no less than five (5) nor more than thirteen  (13).  Until  otherwise  fixed by action of the
Board of Directors,  the number of directors  constituting the Whole Board shall

                                       -5-

be nine (9). Directors shall be elected at the annual meeting of stockholders to hold office,  subject to Sections 2.2 and 2.3,  until the next annual meeting of stockholders  and until their  respective  successors  are elected and  qualify.
Vacancies and newly  created  directorships  resulting  from any increase in the authorized number of directors may be filled by a majority of the directors then in office,  although less than a quorum, or by the sole remaining director,  and the  directors  so chosen  shall hold  office,  subject to Sections 2.2 and 2.3, until  the next  annual  meeting  of  stockholders  and until  their  respective successors are elected and qualified.

            SECTION 2.2. RESIGNATION. Any director of the Corporation may resign at any  time by  giving  written  notice  of such  resignation  to the  Board of
Directors,  the  President  or  the  Secretary  of  the  Corporation.  Any  such resignation  shall take effect at the time  specified  therein or, if no time be specified,  upon  receipt  thereof  by  the  Board  of  Directors  or one of the above-named  officers;  and, unless  specified  therein,  the acceptance of such resignation  shall  not be  necessary  to make it  effective.  When  one or more directors shall resign from the Board of Directors effective at a future date, a majority of the directors then in office,  including those who have so resigned, shall have power to fill such  vacancy or  vacancies,  the vote  thereon to take effect when such resignation or resignations  shall become  effective,  and each director so chosen shall hold office as provided in these By-Laws in the filling of other vacancies.

            SECTION 2.3.  REMOVAL.  Except for the directors elected pursuant to and in accordance  with the terms of a certificate  of  designation  filed under
Delaware law, whose removal is governed  thereby,  any one or more directors may be removed, with or without cause, by the vote or written consent of the holders of a majority of the shares entitled to vote at an election of directors.

            SECTION 2.4. REGULAR AND ANNUAL MEETINGS;  NOTICE.  Regular meetings of the Board of Directors  shall be held at such time and at such place,  within or without the State of  Delaware,  as the Board of  Directors  may from time to time prescribe. No notice need be given of any regular meeting, and a notice, if given,  need not  specify  the  purposes  thereof.  A  meeting  of the  Board of
Directors  may be held without  notice  immediately  after an annual  meeting of stockholders at the same place as that at which such meeting was held.

            SECTION 2.5.  SPECIAL  MEETINGS;  NOTICE.  A special  meeting of the
Board of  Directors  may be called at any time by the  Board of  Directors,  its
Chairman,  the  President or any person acting in the place of the President and shall be called by any one of them or by the Secretary upon receipt of a written request to do so  specifying  the matter or matters,  appropriate  for action at such a meeting,  proposed to be  presented at the meeting and signed by at least two  directors.  Any such meeting  shall be held at such time and at such place, within or without the State of Delaware,  as shall be  determined by the body or person calling such meeting.  Notice of such meeting  stating the time and place and principal  purpose or purposes  thereof shall be given (a) by deposit of the notice in the United States mail,  first class,  postage  prepaid,  at least two days  before the day fixed for the  meeting  addressed  to each  director at his address as it appears on the  Corporation's  records or at such other address as the director may have  furnished the  Corporation  for that  purpose,  or (b) by
delivery  of  the  notice   similarly   addressed  for  dispatch  by  electronic
transmission,  telegraph,  cable  or  radio  or by  delivery  of the  notice  by telephone or in person, in each case at least 24 hours before the time fixed for the meeting.

                                      -6-

            SECTION 2.6. CHAIRMAN OF THE BOARD;  PRESIDING OFFICER AND SECRETARY
AT MEETINGS. The Board of Directors may elect one of its members to serve at its pleasure as Chairman of the Board.  Each meeting of the Board of Directors shall be  presided  over by the  Chairman of the Board or in his absence or should the
Chairman so direct, by the President, if a director, or if neither is present by such member of the Board of  Directors  as shall be chosen at the  meeting.  The
Secretary,  or in his absence an Assistant Secretary,  shall act as secretary of the meeting,  or if no such officer is present, a secretary of the meeting shall be designated by the person presiding over the meeting.

            SECTION 2.7.  QUORUM. A majority of the Whole Board shall constitute a quorum  for the  transaction  of  business,  but in the  absence of a quorum a majority of those present (or if only one be present, then that one) may adjourn the meeting,  without notice other than announcement at the meeting,  until such time as a quorum is present.  Except as otherwise required by the Certificate of
Incorporation or the By-Laws,  the vote of the majority of the directors present at a  meeting  at which a quorum  is  present  shall be the act of the  Board of
Directors.

            SECTION 2.8. MEETING BY TELEPHONE. Members of the Board of Directors
or of any  committee  thereof  may  participate  in  meetings  of the  Board  of
Directors  or of such  committee  by means of  conference  telephone  or similar communications  equipment  by means of which all  persons  participating  in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

            SECTION 2.9. ACTION WITHOUT MEETING.  Unless otherwise restricted by the Certificate of  Incorporation,  any action required or permitted to be taken at any meeting of the Board of Directors or any  committee  thereof may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be,  consent  thereto in writing and the writing or writings are filed  with the  minutes of  proceedings  of the Board of  Directors  or of such committee.

            SECTION  2.10.    EXECUTIVE AND OTHER COMMITTEES.

                  (a) The Board of  Directors  may,  by  resolution  passed by a majority of the Whole Board,  designate an Executive  Committee  and one or more
other  committees,   each  such  committee,  except  as  otherwise  required  by applicable  law,  to  consist  of two or more  directors  (or,  in the case of a special-purpose  committee, one or more directors) as the Board of Directors may from time to time determine.  Any such committee, to the extent provided in such resolution or resolutions or in these By-Laws and not inconsistent  with Section
141 of the Delaware  General  Corporation Law, as from time to time amended (the
"DGCL"),  shall have and may exercise all the powers and  authority of the Board of Directors in the  management of the business and affairs of the  Corporation, including  the power to authorize the seal of the  Corporation  to be affixed to all papers that may require it; and unless the resolution or  resolutions  shall expressly  so provide,  no such  committee  shall have the power or authority to declare a dividend or to  authorize  the  issuance  of stock.  In the absence or disqualification  of a member of a  committee,  the  member or  members  thereof present at any meeting and not  disqualified  from  voting,  whether or not such committee member or members or they constitute a quorum, may unanimously appoint

                                      -7-

another  member of the Board of  Directors to act at the meeting in the place of any such  absent or  disqualified  member.  Each such  committee  other than the
Executive  Committee shall have such name as may be determined from time to time by the Board of Directors.

                  (b) Unless the Board of  Directors  otherwise  provides,  each committee designated by the Board of Directors may adopt, amend and repeal rules for the conduct of its  business.  In the absence of a provision by the Board of
Directors  or a provision  in the rules of such  committee  to the  contrary,  a majority  of the entire  authorized  number of members of such  committee  shall constitute a quorum for the  transaction of business,  the vote of a majority of the  members  present  at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these By-Laws.

            SECTION  2.11.  COMPENSATION.  No director  shall receive any stated
salary for his  services as a director  or as a member of a committee  but shall receive such sum, if any, as may from time to time be fixed by the action of the
Board of Directors.

                                   ARTICLE III

                                    OFFICERS

            SECTION 3.1. ELECTION;  QUALIFICATION. The principal officers of the
Corporation shall be the President, one or more Vice Presidents, a Secretary and a Treasurer,  all of whom shall be elected by the Board of Directors.  The Board of Directors  may in addition  elect a Chairman of the Board who shall be chosen from  among  the  Directors.  Any two or more  offices  may be held by the  same person.

            SECTION 3.2. TERM OF OFFICE. Each officer shall hold office from the time of his election  and  qualification  to the time at which his  successor is elected  and  qualified,  unless  he shall  die or  resign  or shall be  removed pursuant to Section 3.4 at any time sooner.

            SECTION 3.3. RESIGNATION.  Any officer of the Corporation may resign at any time by giving written notice of such  resignation to the Chairman of the
Board of Directors, the President or the Secretary of the Corporation.  Any such resignation  shall take effect at the time  specified  therein or, if no time be specified,  upon  receipt  thereof  by  the  Board  of  Directors  or one of the above-named  officers;  and, unless  specified  therein,  the acceptance of such resignation shall not be necessary to make it effective.

            SECTION 3.4.  REMOVAL.  Any officer may be removed at any time, with or without cause, by the vote of a majority of the Whole Board.

            SECTION 3.5. VACANCIES.  Any vacancy however caused in any office of the Corporation shall be filled by the Board of Directors.

            SECTION 3.6.  COMPENSATION.  Unless otherwise provided by resolution passed by a majority of the Whole Board,  and subject to the requirements of any national securities exchange or automated quotation system on which the stock of the Corporation is listed,  the salaries of all officers elected by the Board of
Directors shall be fixed by the Board of Directors.

                                      -8-

            SECTION 3.7.  CHAIRMAN OF THE BOARD. The Chairman of the Board shall be the chairman of all meetings of the Board of Directors,  or in the absence or in case there  shall be no Chairman of the Board,  the Chief  Executive  Officer
shall be the Chairman of all meetings of the Board of Directors.

            SECTION 3.8. PRESIDENT. The President, if so designated by the Board of Directors,  shall be the Chief Executive Officer of the Corporation and shall have  general  charge of the business  and affairs of the  Corporation,  subject however to the right of the Board of  Directors  to confer  specified  powers on officers and subject to the control of the Board of Directors  and the Executive
Committee,  if any.  If not  designated  by the  Board  of  Directors  as  Chief
Executive  Officer,  the President shall be the Chief  Operating  Officer of the
Corporation  and shall have general charge of the  day-to-day  operations of the business  and affairs of the  Corporation,  subject  however to the right of the
Board of  Directors  to confer  specified  powers on officers and subject to the control of the Board of Directors.  The Chief  Executive  Officer shall keep the
Board of Directors  appropriately informed regarding the business and affairs of the Corporation.

            SECTION 3.9.  TREASURER.  The Treasurer  shall have charge of and be responsible  for the  receipt,  disbursement  and  safekeeping  of all funds and securities of the Corporation. The Treasurer shall deposit all such funds in the name of the Corporation in such banks,  trust companies or other depositories as shall be selected in accordance  with the provisions of these bylaws.  From time to time and whenever  requested to do so, the Treasurer shall render  statements of the condition of the finances of the  Corporation  to the Board of Directors.
The Treasurer  shall perform all the duties  incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her.

            SECTION 3.10.  VICE  PRESIDENT.  Each Vice President shall have such powers and duties as generally  pertain to the office of Vice  President  and as the Board of Directors or the President may from time to time prescribe.  During the absence of the president or his inability to act, the Vice President,  or if there shall be more than one Vice  President,  then that one  designated  by the
Board of  Directors,  shall  exercise the powers and shall perform the duties of the  President,  subject  to the  direction  of the Board of  Directors  and the
Executive Committee, if any.

            SECTION 3.11. SECRETARY. The Secretary shall keep the minutes of all meetings of stockholders and of the Board of Directors. He shall be custodian of the  corporate  seal  and  shall  affix it or  cause  it to be  affixed  to such instruments  as require  such seal and attest  the same and shall  exercise  the powers and shall perform the duties incident to the office of Secretary, subject to the direction of the Board of Directors and the Executive Committee, if any.

            SECTION 3.12. OTHER OFFICERS.  Each other officer of the Corporation shall  exercise the powers and shall perform the duties  incident to his office, subject to the direction of the Board of Directors.

                                      -9-

                                   ARTICLE IV

                                  CAPITAL STOCK

            SECTION  4.1.  STOCK  CERTIFICATES.  The  interest of each holder of stock of the Corporation  shall be evidenced by a certificate or certificates in such  form as the  Board of  Directors  may from  time to time  prescribe.  Each certificate  shall  be  signed  by or in  the  name  of the  Corporation  by the
President or a Vice President and by the Treasurer or an Assistant  Treasurer or
the Secretary or an Assistant Secretary.  Any of or all the signatures appearing on such certificate or certificates may be a facsimile. If any officer, transfer agent or registrar who has signed or whose  facsimile  signature has been placed upon a  certificate  shall have  ceased to be such  officer,  transfer  agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer,  transfer agent or registrar at the date of issue.

            SECTION   4.2.   TRANSFER  OF  STOCK.   Shares  of  stock  shall  be
transferable on the books of the Corporation pursuant to applicable law and such rules  and  regulations  as the  Board  of  Directors  shall  from  time to time prescribe.

            SECTION  4.3.  HOLDERS  OF  RECORD.  Prior  to due  presentment  for registration  of transfer  the  Corporation  may treat the holder of record of a share of its stock as the complete owner thereof  exclusively  entitled to vote, to receive  notifications and otherwise entitled to all the rights and powers of a complete owner thereof, notwithstanding notice to the contrary.

            SECTION 4.4. LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES.  The
Corporation  shall  issue a new  certificate  of stock to replace a  certificate theretofore  issued by it  alleged to have been lost,  destroyed  or  wrongfully taken, if the owner or his legal representative (i) requests replacement, before the  Corporation  has notice that the stock  certificate  has been acquired by a bona fide  purchaser;  (ii)  files with the  Corporation  a bond  sufficient  to indemnify  the  Corporation  against  any claim  that may be made  against it on account of the alleged loss or destruction of any such stock  certificate or the issuance of any such new stock certificate; and (iii) satisfies such other terms and conditions as the Board of Directors may from time to time prescribe.

                                    ARTICLE V

                                  MISCELLANEOUS

            SECTION 5.1. INDEMNITY. (a) The Corporation shall indemnify, subject to the requirements of subsection (d) of this Section,  any person who was or is a party  or is  threatened  to be made a party  to any  threatened,  pending  or completed action, suit or proceeding, whether civil, criminal, administrative or investigative  (other than an action by or in the right of the Corporation),  by reason of the fact that he is or was a director,  officer,  employee or agent of the  Corporation,  or is or was serving at the request of the  Corporation  as a director, officer, employee or agent of another corporation,  partnership, joint venture,  trust or other  enterprise,  against  expenses  (including  attorneys'
fees),  judgments,  fines and amounts paid in settlement actually and reasonably incurred by him in connection  with such action,  suit or proceeding if he acted in good faith and in a manner he reasonably  believed to be in or not opposed to the best interests of the  Corporation  and, with respect to any criminal action

                                      -10-

or proceeding,  had no reasonable cause to believe his conduct was unlawful. The termination of any action,  suit or proceeding by judgment,  order,  settlement, conviction or upon a plea of nolo  contendere or its  equivalent,  shall not, of itself,  create a presumption that the person did not act in good faith and in a manner  which  he  reasonably  believed  to be in or not  opposed  to  the  best interests  of the  Corporation  and,  with  respect  to any  criminal  action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                  (b)  The   Corporation   shall   indemnify,   subject  to  the
requirements of subsection (d) of this Section, any person who was or is a party or is  threatened  to be made a party to any  threatened,  pending or  completed action or suit by or in the right of the  Corporation  to procure a judgment  in its favor by reason of the fact that he is or was a director,  officer, employee or  agent  of  the  Corporation  or is or was  serving  at  the  request  of the
Corporation as a director,  officer,  employee or agent of another  corporation,
partnership,   joint  venture,  trust  or  other  enterprise,  against  expenses
(including   attorneys'  fees)  actually  and  reasonably  incurred  by  him  in connection  with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the  Corporation and except that no  indemnification  shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or  suit  was  brought  shall  determine  upon  application  that,  despite  the adjudication of liability but in view of all the circumstances of the case, such person is fairly and  reasonably  entitled to indemnity for such expenses  which the Court of  Chancery  of the State of  Delaware or such other court shall deem proper.

                  (c) To the extent that a director,  officer, employee or agent of the  Corporation,  or a person serving in any other enterprise at the request of the Corporation, has been successful on the merits or otherwise in defense of any action,  suit or proceeding  referred to in  subsection  (a) and (b) of this
Section,  or in defense of any claim,  issue or matter therein,  the Corporation shall indemnify him against  expenses  (including  attorneys' fees) actually and reasonably incurred by him in connection therewith.

                  (d) Any indemnification  under subsections (a) and (b) of this
Section  (unless  ordered by a court) shall be made by the  Corporation  only as authorized in the specific case upon a determination that indemnification of the director,  officer,  employee or agent is proper in the circumstances because he has met the applicable  standard of conduct set forth in subsections (a) and (b)
of this Section.  Such determination shall be made (1) by a majority vote of the directors  who are not parties to such action,  suit or  proceeding  even though less than a quorum, or (2) if there are no such directors,  or if such directors so direct,  by  independent  legal counsel in a written  opinion,  or (3) by the stockholders.

                  (e)  Expenses  incurred  by a director,  officer,  employee or agent in defending a civil or criminal action, suit or proceeding may be paid by the  Corporation  in advance of the final  disposition  of such action,  suit or proceeding  as  authorized  by  the  Board  of  Directors  upon  receipt  of  an

                                      -11-

undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall  ultimately be determined  that he is not entitled to be indemnified by the Corporation as authorized in this Section.

                  (f) The  indemnification  and advancement of expenses provided by or granted pursuant to, the other subsections of this Section shall not limit the  Corporation  from  providing any other  indemnification  or  advancement of expenses  permitted by law nor shall it be deemed  exclusive of any other rights to which  those  seeking  indemnification  may be  entitled  under  any  by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official  capacity and as to action in another  capacity  while holding such office.

                  (g) The  Corporation  may purchase  and maintain  insurance on behalf of any person who is or was a director, officer, employee or agent of the
Corporation,  or who is or was  serving at the request of the  Corporation  as a director, officer, employee or agent of another corporation,  partnership, joint venture,  trust or other enterprise  against any liability  asserted against him and incurred by him in any such capacity,  or arising out of his status as such, whether or not the  Corporation  would have the power to  indemnify  him against such liability under the provisions of this Section.

                  (h) The  indemnification  and advancement of expenses provided by, or granted pursuant to this section shall,  unless  otherwise  provided when authorized or ratified, continue as to a person who has ceased to be a director, officer,  employee  or agent  and  shall  inure  to the  benefit  of the  heirs, executors and administrators of such a person.

                  (i)  For the  purposes  of this  Section,  references  to "the
Corporation"  shall  include,  in addition  to the  resulting  corporation,  any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued,  would have had power and authority to indemnify its directors,  officers, employees or agents, so that any person who is or was a director,  officer, employee or agent of such  constituent  corporation,  or is or was  serving at the request of such constituent  corporation  as a director,  officer,  employee or agent of another corporation,  partnership, joint venture, trust or other enterprise, shall stand in the same  position  under the  provisions of this Section with respect to the resulting  or  surviving  corporation  as he would  have  with  respect  to such constituent corporation if its separate existence had continued.

                  (j)  This   Section  5.1  shall  be   construed  to  give  the
Corporation the broadest power  permissible by the DGCL, as it now stands and as hereafter amended.

            SECTION 5.2.  WAIVER OF NOTICE.  Whenever  notice is required by the
Certificate  of  Incorporation,  the  By-Laws or any  provision  of the DGCL,  a written waiver thereof,  signed by the person entitled to notice, whether before or after  the time  required  for such  notice,  shall be deemed  equivalent  to notice.  Attendance of a person at a meeting shall constitute a waiver of notice of such  meeting,  except  when the  person  attends a meeting  for the  express purpose of objecting, at the beginning of the meeting, to the transaction of any business  because the meeting is not lawfully  called or  convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the  stockholders,  directors or members of a committee of directors  need be specified in any written waiver of notice.

                                      -12-

            SECTION 5.3. FISCAL YEAR. The fiscal year of the  Corporation  shall start on such date as the Board of Directors shall from time to time prescribe.

            SECTION 5.4.  CORPORATE  SEAL.  The corporate  seal shall be in such form as the Board of Directors may from time to time prescribe, and the same may be used by causing it or a facsimile  thereof to be  impressed  or affixed or in any other manner reproduced.

                                   ARTICLE VI

                              AMENDMENT OF BY-LAWS

            SECTION  6.1. AMENDMENT.  The  By-Laws  may be  altered,  amended or repealed by the stockholders or by the Board of Directors by a majority vote.

                                      -13-